                                                         File No. 811-01028
                                                          File No. 2-17613

                   SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

    Pre-Effective Amendment No. ____
    Post-Effective Amendment No.   126

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

     Amendment No.

IVY FUNDS
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                  (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas               66202-4200
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        (Address of Principal Executive Office)           (Zip Code)

Registrant's Telephone Number, including Area Code   (913) 236-2000
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Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
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                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective

         _____  immediately upon filing pursuant to paragraph (b)
         _____  on (date) pursuant to paragraph (b)
         _____  60 days after filing pursuant to paragraph (a)(1)
         _____  on (date) pursuant to paragraph (a)(1)
         __x__  75 days after filing pursuant to paragraph (a)(2)
         _____  on (date) pursuant to paragraph (a)(2) of Rule 485
         _____  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===========================================================================

                 DECLARATION REQUIRED BY RULE 24f-2(a)(1)

    The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the
Registrant's fiscal year ended December 31, 2002 was filed on March 18,
2003.

IVY FUNDS

Ivy Balanced Fund

Ivy Bond Fund

Ivy International Balanced Fund

Ivy Mortgage Securities Fund

Ivy Real Estate Securities Fund

Ivy Small Cap Value Fund

Ivy Value Fund

The Securities and Exchange Commission has not approved or disapproved the
Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus
_______________, 2003

Table of Contents

 AN OVERVIEW OF THE FUNDS ...........................
 Ivy Balanced Fund ..................................
 Ivy Bond Fund .......................................
 Ivy International Balanced Fund .....................
 Ivy Mortgage Securities Fund ........................
 Ivy Real Estate Securities Fund .....................
 Ivy Small Cap Value Fund ............................
 Ivy Value Fund .....................................
 Additional Information About Principal Investment
    Strategies and Risks .............................
 YOUR ACCOUNT ........................................
    Choosing a Share Class............................
    Ways to Set Up Your Account.......................
    Buying Shares.....................................
    Selling Shares....................................
    Distributions and Taxes...........................
 THE MANAGEMENT OF THE FUNDS .........................
    Portfolio Management..............................
    Management Fee....................................
 FINANCIAL HIGHLIGHTS ................................

An Overview of the Fund

Ivy Balanced Fund

Goals
Ivy Balanced Fund seeks, as a primary goal, to provide current income to the extent that, in the opinion of Waddell & Reed Ivy Investment Company
(WRIICO), the Fund's investment manager, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital.

Principal Investment Strategies
The Fund invests primarily in a mix of stocks, debt securities and short-
term instruments, depending on market conditions. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund owns common stocks in order  to provide possible appreciation of capital and some dividend income. The Fund ordinarily invests at least 25% of its total assets in fixed income securities.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Balanced
Fund. These include:

*    Management Risk - the Fund's performance will be affected by
 WRIICO's skill in allocating the Fund's assets among different types of investments.
*    Credit Risk - the risk that an issuer of a debt security or other fixed income obligation will not make payments on the security when due.
*    Fund Risk - the risk that Fund performance may not meet or exceed that of the market as a whole.
*    Income Risk - the risk that the Fund may experience a decline in its income due to falling interest rates.
*    Interest Rate Risk - the risk that the value of a debt security or other fixed income obligation will increase or decrease due to changes in market interest rates. This risk is generally greater for bonds with longer maturities.
*    Market Risk - the risk that equity securities are subject to adverse trends in equity markets.
*    Foreign Securities Risk - the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest
Ivy Balanced Fund is designed for investors seeking current income and the potential for long-term appreciation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.
The performance shown below is the performance of the Advantus Spectrum
Fund which was reorganized as the Ivy Balanced Fund on __________, 2003.
Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Balanced Fund. If those expenses were reflected, performance of the Fund would differ. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown for
Advantus Spectrum Fund in the Financial Highlights section of this
Prospectus and in the Advantus Spectrum Fund 's shareholder reports is based on the Fund's fiscal year.

                       CHART OF YEAR-BY-YEAR RETURNS*
                       as of December 31 each year

    1993                    5.51%
    1994                   -2.14%
    1995                   24.12%
    1996                   11.58%
    1997                   18.18%
    1998                   22.60%
    1999                   14.64%
    2000                  -10.33%
    2001                  -15.27%
    2002                   -9.30%

    In the period shown in the chart, the highest quarterly return was
    14.70% (the fourth quarter of 1998) and the lowest quarterly return was -17.38% (the first quarter of 2001). The Class A return for the year through June 30, 2003 was 8.87%.

* Any applicable account fees or sales charges are not reflected, and if they were, the returns shown above would be lower. The returns for the
  Fund's other classes of shares during these periods were different from those of  Class A shares because of variations in their respective expense structures.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns  for other Classes may vary.

                         AVERAGE ANNUAL TOTAL RETURNS[1]
                           as of December 31, 2002

                                                            10 Years
                                    1 Year      5 Years    (or Life of Class)
                                    ------      -------    ------------------
Class A (began on 11-16-87)
Before Taxes                        -14.52%     -1.81%     4.43%
After Taxes on Distributions        -15.17%     -3.55%     2.27%
After Taxes on Distributions
 and Sale of Fund Shares            -8.90%[2]   -1.74%[2]  2.92%

Indexes[3]
S&P 500 Index                       -22.11%     -0.59%     9.34%
Lehman Brothers Aggregate Bond Index 10.27%      7.54%     7.51%

[1]Performance shown is that of the Advantus Spectrum Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy
Balanced Fund. Class A shares of the Ivy Balanced Fund would generally have had substantially similar returns to the Class A shares of the
Advantus Spectrum Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Spectrum Fund differ from expenses for Class A of shares of Ivy Balanced Fund.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

Ivy Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                       Class A    Class B   Class C  Class Y
(fees paid directly from               Shares     Shares    Shares   Shares
your investment)                       ------     ------    ------   ------

Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering price)  5.75%      None      None     None

Maximum Deferred Sales Charge (Load)[1]
    (as a percentage of lesser of amount
     invested or redemption value)     None[2]      5%       1%      None

Redemption fee/exchange fee
  (as a percentage of amount
  redeemed, if applicable)[3]          None       None      None     None

Annual Fund Operating Expenses         Class A   Class B   Class C   Class Y
 (expenses that are                    Shares    Shares    Shares    Shares
 deducted from Fund assets)            ------    ------    ------    ------

Management Fees                        0.70%     0.70%     0.70%     0.70%
Distribution and Service (12b-1) Fees  0.25%     1.00%     1.00%     0.25%
Other Expenses[4]                      0.56%     0.50%     0.50%     0.38%

Total Annual Fund Operating Expenses   1.51%     2.20%     2.20%     1.33%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

[4]The data for Other Expenses has been restated to reflect current contractual arrangements.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:         1 Year   3 Years   5 Years   10 Years
Class A Shares            $720      $1,025    $1,351    $2,273
Class B Shares            $623        $988    $1,280    $2,358[1]
Class C Shares            $223[2]     $688    $1,180    $2,534
Class Y Shares            $135        $421      $729    $1,601

If shares are not redeemed
at end of period:         1 Year   3 Years   5 Years   10 Years
Class A Shares            $720     $1,025     $1,351    $2,273
Class B Shares            $223       $688     $1,180    $2,358[1]
Class C Shares            $223       $688     $1,180    $2,534
Class Y Shares            $135       $421       $729    $1,601

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

[2]A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date.
Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Bond Fund

Goal
Ivy Bond Fund seeks a high level of current income consistent with prudent investment risk.

Principal Strategies
The Fund invests in a variety of investment-grade debt securities. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. In selecting securities, the Fund's investment sub-advisor, Advantus Capital
Management, Inc., considers factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Bond
Fund. These include:

* Management Risk -- securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.
* Call Risk -- the risk that securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.
* Credit Risk -- the risk that an issuer of a debt security or fixed income obligation will not make payments on the security or obligation when due.
* Extension Risk -- the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.
* Income Risk -- the risk that the Fund's income may decrease due to falling interest rates
* Interest Rate Risk -- the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Additional Information about Principal Investment
    Strategies and Risks.")
* Prepayment Risk -- the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest
Ivy Bond Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-
term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.
The performance shown below is the performance of the Advantus Bond Fund which was reorganized as the Ivy Bond Fund on __________, 2003.
Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Bond Fund. If those expenses were reflected, performance of the Fund would differ. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for
Advantus Bond Fund shown in the Financial Highlights section of this
Prospectus and in the Advantus Bond Fund's shareholder reports is based on the Fund's fiscal year.

                       CHART OF YEAR-BY-YEAR RETURNS*
                       as of December 31 each year

    1993                   11.34%
    1994                   -5.75%
    1995                   20.63%
    1996                    2.48%
    1997                   10.05%
    1998                    5.31%
    1999                   -2.57%
    2000                   10.64%
    2001                    8.00%
    2002                    9.78%

    In the period shown in the chart, the highest quarterly return was
    7.20% (the second quarter of 1995) and the lowest quarterly return was -4.78% (the first quarter of 1994). The Class A return for the year through June 30, 2003 was 4.71%.

* Any applicable account fees or sales charges are not reflected, and if they were, the returns shown above would be lower. The returns for the
  Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns  for other Classes may vary.

                         AVERAGE ANNUAL TOTAL RETURNS[1]
                           as of December 31, 2002

                                   1 Year     5 Years       10 Years
                                                         (or Life of Class
                                     ------  -----------  -----------
Class A   (began on 8-14-87)
Before Taxes                          3.47%     4.87%       6.12%
After Taxes on Distributions          1.54%     2.50%       3.51%
After Taxes on Distributions
 and Sale of Fund Shares              2.07%     2.67%       3.55%
Index[2]
Lehman Brothers Aggregate Bond Index 10.27%     7.54%       7.51%

[1]Performance shown is that of the Advantus Bond Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Bond
Fund. Class A shares of Ivy Bond Fund would generally have had substantially similar returns to Class A shares of the Advantus Bond Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class
A shares of the Advantus Bond Fund differ from expenses for Class A shares of Ivy Bond Fund.

[2]Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

Ivy Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                         Class A  Class B  Class C  Class Y
(fees paid directly from                 Shares   Shares   Shares   Shares
your investment)                         ------   ------   ------   ------

   Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering price)      5.75%   None     None    None

   Maximum Deferred Sales Charge (Load)[1]
    (as a percentage of lesser of amount
  invested or redemption value)           None[2]    5%       1%    None

Redemption fee/exchange fee
  (as a percentage of amount
  redeemed, if applicable)[3]
                                          None     None     None    None

Annual Fund Operating Expenses          Class A  Class B  Class C  Class Y
 (expenses that are                     Shares   Shares   Shares   Shares
 deducted from Fund assets)             ------   ------   ------   ------

   Management Fees                      0.53%    0.53%    0.53%    0.53%

Distribution and Service (12b-1) Fees   0.25%    1.00%    1.00%    0.25%
Other Expenses[4]                       0.67%    0.63%    0.63%    0.55%

Total Annual Fund Operating Expenses    1.45%    2.16%    2.16%    1.33%

Expenses Waived[5]                      0.30%    0.00%    0.00%    0.00%
Net Fund Operating Expenses             1.15%    2.16%    2.16%    1.33%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

[4]The data for Other Expenses has been restated to reflect current contractual arrangements.

[5]WRIICO has contractually agreed to waive the 12b-1 fees applicable to
Class A shares and sufficient transfer agency fees to cap the expenses for
Class A at 1.15% through December 31, 2004.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:         1 Year   3 Years   5 Years   10 Years
Class A Shares            $685      $  958    $1,275     $2,171
Class B Shares            $619      $  976    $1,259     $2,311[1]                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                         $[1]
Class C Shares            $219[2]   $  675    $1,158     $2,490
Class Y Shares            $135      $  421    $  728     $1,599

If shares are not redeemed
at end of period:         1 Year   3 Years  5 Years   10 Years
Class A Shares            $685    $  958    $1,275    $2,171
Class B Shares            $219    $  676    $1,159    $2,311[1]
Class C Shares            $219    $  675    $1,158    $2,490
Class Y Shares            $135    $  421    $  728    $1,599

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

[2]A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date.
Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy International Balanced Fund

Goal
Ivy International Balanced Fund seeks a high level of total return.

Principal Strategies
The Fund invests in equity and debt securities issued by large and small international companies and governmental agencies. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities. In addition, the Fund invests approximately 30% to 50% of its assets in international investment-grade debt securities.

In selecting equity securities the Fund's investment sub-advisor, Templeton
Investment Counsel LLC, relies primarily on its analysis of the current market price of a company's securities relative to the company's long-term earnings potential. Debt securities are selected, after an analysis of trends in interest rates and economic conditions, based on the sub-advisor's judgment as to which securities are more likely to perform well under those conditions.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy
International Balanced Fund. These include:

* Management Risk -- securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.
* Credit Risk -- the risk that an issuer of a debt security or fixed income obligation will not make payments on the security when due
* Currency Risk -- the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities
* Foreign Securities Risk -- the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities
* Fund Risk -- the risk that Fund performance may not meet or exceed that of the market as a whole.
* Income Risk -- the risk that the Fund's income may decrease due to falling interest rates.
* Interest Rate Risk -- the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Additional Information about Principal Investment
  Strategies and Risks").
* Market Risk -- the risk that equity securities are subject to adverse trends in equity markets.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest
Ivy International Balanced Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.
The performance shown below is the performance of the Advantus
International Balanced Fund which was reorganized as the Ivy International
Balanced Fund on __________, 2003. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy International
Balanced Fund. If those expenses were reflected, performance of the Fund would differ. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for
Advantus International Balanced Fund shown in the Financial Highlights section of this Prospectus and in the Advantus International Balanced
Fund's shareholder reports is based on the Fund's fiscal year.

                       CHART OF YEAR-BY-YEAR RETURNS*
                       as of December 31 each year

                      1995                   12.63%
                      1996                   17.41%
                      1997                    5.12%
                      1998                    3.55%
                      1999                   15.66%
                      2000                    1.27%
                      2001                   -8.74%
                      2002                   -3.73%

   In the period shown in the chart, the highest quarterly return was
   9.83% (the fourth quarter of 1998) and the lowest quarterly return was -12.45% (the third quarter of 2002). The Class A return for the year through June 30, 2003 was 13.30%.

* Any applicable account fees or sales charges are not reflected, and if they were, the returns shown above would be lower. The returns for the
  Fund's other classes of shares during these periods were different from those of  Class A shares because of variations in their respective expense structures.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns  for other Classes may vary.

                         AVERAGE ANNUAL TOTAL RETURNS[1]
                           as of December 31, 2002

                                  1 Year   5 Years     Life of Class
                                  ------   ----------- -----------
Class A   (began on 9-16-94)
Before Taxes                     -9.26%     0.09%      3.51%
After Taxes on Distributions     -9.33%    -1.30%      1.74%
After Taxes on Distributions
 and Sale of Fund Shares         -5.69%[2] -0.28%      2.22%

Indexes[3]
MSCI EAFE Index                 -15.65%    -2.61%     -1.37%
J.P. Morgan Non-U.S. Government
 Bond Index                      22.09%     4.97%      5.67%

[1]Performance shown is that of the Advantus International Balanced Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy International Balanced Fund. Class A shares of Ivy International
Balanced Fund would generally have had substantially similar returns to the same class of shares of the Advantus International Balanced Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class
A shares of the Advantus International Balanced Fund differ from expenses for Class A shares of Ivy International Balanced Fund.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

Ivy International Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                       Class A   Class B  Class C   Class Y
(fees paid directly from               Shares    Shares   Shares    Shares
your investment)                       ------    ------   ------    ------

Maximum Sales Charge (Load)
Imposed on Purchases
  (as a percentage of offering price)  5.75%     None     None      None

Maximum Deferred Sales Charge (Load)[1]
  (as a percentage of lesser of amount
  invested or redemption value)        None[2]     5%       1%      None

Redemption fee/exchange fee
  (as a percentage of amount
  redeemed, if applicable)[3]          2.00%     None     None     2.00%

Annual Fund Operating Expenses         Class A   Class B  Class C  Class Y
 (expenses that are                    Shares    Shares   Shares   Shares
 deducted from Fund assets)            ------    ------   ------   ------

Management Fees                        0.70%     0.70%    0.70%    0.70%
Distribution and Service (12b-1) Fees  0.25%     1.00%    1.00%    0.25%
Other Expenses[4]                      0.46%     0.44%    0.44%    0.45%
Total Annual Fund Operating Expenses   1.41%     2.14%    2.14%    1.40%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.  Class A and Class Y shares redeemed or exchanged within 30 days of purchase are subject to a 2.00%
redemption/exchange fee. This fee also applies to Class A shares purchased without a sales charge.

[4]The data for Other Expenses has been restated to reflect current contractual arrangements.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:         1 Year   3 Years  5 Years   10 Years
Class A Shares             $711      $996    $1,302    $2,169
Class B Shares             $617      $968    $1,247    $2,282[1]
Class C Shares             $217[2]   $668    $1,147    $2,467
Class Y Shares             $143      $443    $  766    $1,680

If shares are not redeemed
at end of period:         1 Year   3 Years  5 Years   10 Years
Class A Shares            $710      $996    $1,302    $2,169
Class B Shares            $217      $668    $1,147    $2,282[1]
Class C Shares            $217      $668    $1,147    $2,467
Class Y Shares            $143      $443    $  766    $1,680

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

[2]A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date.
Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Mortgage Securities Fund

Goal
Ivy Mortgage Securities Fund seeks a high level of current income consistent with prudent investment risk.

Principal Strategies
The Fund invests primarily in mortgage-related securities, including investment-grade securities representing interests in pools of mortgage loans. In addition, the Fund may invest in a variety of other mortgage-
related securities including collateralized mortgage obligations (CMOs)
and stripped mortgage-backed securities. In selecting securities the
Fund's investment sub-advisor, Advantus Capital Management, Inc., considers factor such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Mortgage
Securities Fund. These include:
* Management Risk -- securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.
* Call Risk -- the risk that callable securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.
* Concentration Risk -- the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the mortgage and mortgage-finance industry.
* Credit Risk -- the risk that an issuer of a mortgage-backed security or fixed income obligation will not make payments on the security when due.
* Extension Risk -- the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.
* Income Risk -- the risk that the Fund's income may decrease due to falling interest rates.
* Interest Rate Risk -- the risk that the value of a mortgage-backed security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Additional Information about
  Principal Investment Strategies and Risks.")
* Liquidity Risk -- the risk that mortgage-related securities purchased by the Fund, including restricted securities determined by the Fund's investment sub-advisor to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment sub-advisor.
* Prepayment Risk -- the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest
Ivy Mortgage Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.
The performance shown below is the performance of the Advantus Mortgage
Securities Fund which was reorganized as the Ivy Mortgage Securities Fund on __________, 2003. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Mortgage Securities Fund. If those expenses were reflected, performance of the Fund would differ. The
Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for
Advantus Mortgage Securities Fund shown in the Financial Highlights section of this Prospectus and in the Advantus Mortgage Securities Fund's
shareholder reports is based on the Fund's fiscal year.

                       CHART OF YEAR-BY-YEAR RETURNS*
                       as of December 31 each year

                       1993                    8.44%
                       1994                   -3.59%
                       1995                   17.28%
                       1996                    4.49%
                       1997                    9.42%
                       1998                    6.94%
                       1999                    1.52%
                       2000                   12.12%
                       2001                    8.85%
                       2002                    9.15%

  In the period shown in the chart, the highest quarterly return was
  5.72% (the second quarter of 1995) and the lowest quarterly return was -3.78% (the first quarter of 1994). The Class A return for the year through June 30, 2003 was 3.53%.

* Any applicable account fees or sales charges are not reflected, and if they were, the returns shown above would be lower. The returns for the
  Fund's other classes of shares during these periods were different from those of  Class A shares because of variations in their respective expense structures.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns  for other Classes may vary.

                         AVERAGE ANNUAL TOTAL RETURNS[1]
                           as of December 31, 2002

                                   1 Year  5 Years     10 Years
                                                       (or Life of Class)
                                  ------  -----------  -----------
Class A   (began on 8-3-85)
Before Taxes                      2.87%     6.39%        6.69%
After Taxes on Distributions      0.45%     3.72%        3.96%
After Taxes on Distributions
 and Sale of Fund Shares          1.71%     3.74%        3.95%
Index[2]
Lehman Brothers Mortgage-Backed
 Securities Index                 8.75%     7.34%        7.28%

[1]Performance shown is that of the Advantus Mortgage Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Mortgage Securities Fund. Class A shares of Ivy Mortgage
Securities Fund would generally have had substantially similar returns to
Class A shares of the Advantus Mortgage Securities Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the
Advantus Mortgage Securities Fund differ from expenses for Class A shares of Ivy Mortgage Securities Fund.

[2]Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

Ivy Mortgage Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                       Class A   Class B  Class C  Class Y
(fees paid directly from               Shares    Shares   Shares   Shares
your investment)                       ------    ------   ------   ------

Maximum Sales Charge (Load)
Imposed on Purchases
  (as a percentage of offering price)  5.75%     None     None     None

Maximum Deferred Sales Charge (Load)[1]
  (as a percentage of lesser of amount
  invested or redemption value)        None[2]   5%       1%       None

Redemption fee/exchange fee
  (as a percentage of amount
  redeemed, if applicable)[3]
                                      None       None     None     None

Annual Fund Operating Expenses        Class A    Class B  Class C  Class Y
 (expenses that are                   Shares     Shares   Shares   Shares
 deducted from Fund assets)           ------     ------   ------   ------

Management Fees                        0.50%      0.50%    0.50%    0.50%
Distribution and Service (12b-1) Fees  0.25%      1.00%    1.00%    0.25%
Other Expenses[4]                      0.35%      0.33%    0.33%    0.32%
Total Annual Fund Operating Expenses   1.10%      1.83%    1.83%    1.07%

Expenses Waived[5]                     0.15%      0.00%    0.00%    0.00%
Net Fund Operating Expenses            0.95%      1.83%    1.83%    1.07%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

[4]The data for Other Expenses has been restated to reflect current contractual arrangements.

[5]WRIICO has contractually agreed to waive sufficient 12b-1 fees applicable to Class A shares to cap the expenses for Class A at 0.95%
through December 31, 2004.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:         1 Year   3 Years  5 Years   10 Years
Class A Shares            $667      $881    $1,124    $1,830
Class B Shares            $585      $874    $1,088    $1,952[1]
Class C Shares            $185[2]   $574    $  988    $2,143
Class Y Shares            $109      $341    $  591    $1,308

If shares are not redeemed
at end of period:         1 Year   3 Years  5 Years   10 Years
Class A Shares            $667      $881    $1,124    $1,830
Class B Shares            $185      $574    $  988    $1,952[1]
Class C Shares            $185      $574    $  988    $2,143
Class Y Shares            $109      $341    $  591    $1,308

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

[2]A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date.
Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Real Estate Securities Fund

Goal
Ivy Real Estate Securities Fund seeks total return through a combination of capital appreciation and current income.

Principal Strategies
The Fund invests its assets primarily in real estate and real estate-
related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities"
include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Fund's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. In selecting securities, factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition are considered by the Fund's investment sub-advisor, Advantus Capital Management, Inc., The Fund then invests in those issuers which its investment sub-advisor determines have potential for long-term sustainable growth in earnings.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Real
Estate Securities Fund. These include:

* Management Risk -- securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.
* Market Risk -- the risk that equity securities are subject to adverse trends in equity markets.
* Concentration Risk -- the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the real estate and real estate related industry
* Fund Risk -- the risk that Fund performance may not meet or exceed that of the market as a whole .
* Real Estate Risk -- the risk that the value of the Fund's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.
* REIT-Related Risk -- the risk that the value of the Fund's securities issued by REITs (as discussed in "Additional Information about
  Principal Investment Strategies and Risks" below) will be adversely affected by changes in the value of the underlying property

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest
Ivy Real Estate Securities Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.
The performance shown below is the performance of the Advantus Real Estate
Securities Fund which was reorganized as the Ivy Real Estate Securities
Fund on __________, 2003. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Real Estate Securities
Fund. If those expenses were reflected, performance of the Fund would differ. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for
Advantus Real Estate Securities Fund shown in the Financial Highlights section of this Prospectus and in the Advantus Real Estate Securities
Fund's shareholder reports is based on the Fund's fiscal year.

                       CHART OF YEAR-BY-YEAR RETURNS*
                       as of December 31 each year

                       2000                   25.22%
                       2001                   10.01%
                       2002                    6.19%

   In the period shown in the chart, the highest quarterly return was
   10.85% (the second quarter of 2001) and the lowest quarterly return was -9.01% (the third quarter of 2002). The Class A return for the year through June 30, 2003 was 3.53%.

* Any applicable account fees or sales charges are not reflected, and if they were, the returns shown above would be lower. The returns for the
  Fund's other classes of shares during these periods were different from those of  Class A shares because of variations in their respective expense structures.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns  for other Classes may vary.

                         AVERAGE ANNUAL TOTAL RETURNS[1]
                           as of December 31, 2002

                                 1 Year   Life of Class
                                 ------   -----------
Class A (began on 2-25-99)
Before Taxes                      0.08%     8.37%
After Taxes on Distributions     -1.54%     5.86%
After Taxes on Distributions
 and Sale of Fund Shares          0.23%[2]  5.57%
Index[3]
Wilshire Associates Real Estate
 Securities Index                 2.66%    10.43%

[1]Performance shown is that of the Advantus Real Estate Securities Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy Real Estate Securities Fund. Class A shares of Ivy Real Estate
Securities Fund would generally have had substantially similar returns to
Class A shares of the Advantus Real Estate Securities Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Real Estate Securities Fund differ from expenses for Class
A shares of Ivy Real Estate Securities Fund.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

Ivy Real Estate Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                      Class A  Class B  Class C  Class Y
(fees paid directly from              Shares   Shares   Shares   Shares
your investment)                      ------   ------   ------   ------

Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering price)  5.75%    None    None      None

Maximum Deferred Sales Charge (Load)[1]
  (as a percentage of lesser of amount
  invested or redemption value)        None[2]  5%       1%       None

Redemption fee/exchange fee
  (as a percentage of amount
  redeemed, if applicable)[3]          None     None     None     None

Annual Fund Operating Expenses         Class A  Class B  Class C  Class Y
 (expenses that are                    Shares   Shares   Shares   Shares
 deducted from Fund assets)            ------   ------   ------   ------

Management Fees                        0.90%     0.90%    0.90%   0.90%

Distribution and Service (12b-1) Fees  0.25%    1.00%   1.00%  0.25%
Other Expenses[4]                      0.31%    0.30%   0.30%  0.41%

Total Annual Fund Operating Expenses   1.46%    2.20%   2.20%  1.56%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

[4]The data for Other Expenses has been restated to reflect current contractual arrangements.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:         1 Year  3 Years  5 Years   10 Years
Class A Shares            $715    $1,010   $1,327    $2,221
Class B Shares            $623    $  988   $1,280    $2,345[1]
Class C Shares            $223[2] $  688   $1,180    $2,534
Class Y Shares            $158    $  492   $  849    $1,854

If shares are not redeemed
at end of period:         1 Year  3 Years  5 Years   10 Years
Class A Shares            $715    $1,010   $1,327    $2,221
Class B Shares            $223    $  688   $1,180    $2,345[1]
Class C Shares            $223    $  688   $1,180    $2,534
Class Y Shares            $158    $  492   $  849    $1,854

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

[2]A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date.
Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Small Cap Value Fund

Goal
Ivy Small Cap Value Fund seeks long-term accumulation of capital.

Principal Strategies
The Fund primarily invests in various types of equity securities of small capitalization companies. Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000c Value
Index. These equity securities will consist primarily of value common stocks, but may also include preferred stock and other securities convertible into equity securities. The Fund's purchase of equity securities may include common stocks that are part of initial public offerings. In selecting equity securities, the Fund's investment sub-advisor, State Street Research & Management Company, searches for those companies that appear to be undervalued or trading below their true worth, and examines such features as a firm's financial condition, business prospects, competitive position and business strategy. The Fund looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Small
Cap Value Fund. These include:

* Management Risk -- securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.
* Market Risk -- the risk that equity securities are subject to adverse trends in equity markets.
* Fund Risk -- the risk that Fund performance may not meet or exceed that of the market as a whole.
* Small Company Risk -- the risk that equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.
* Value Stock Risk -- the risk that the value of a security believed by the Fund's investment sub-advisor to be undervalued may never reach what the investment sub-advisor believes is its full value, or that such security's value may decrease.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest
Ivy Small Cap Value Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.
The performance shown below is the performance of the Advantus Venture
Fund which was reorganized as the Ivy Small Cap Value Fund on __________,
2003. Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Small Cap Value Fund. If those expenses were reflected, performance of the Fund would differ. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information for
Advantus Venture Fund shown in the Financial Highlights section of this
Prospectus and in the Advantus Venture Fund's shareholder reports is based on the Fund's fiscal year.

                      CHART OF YEAR-BY-YEAR RETURNS*
                       as of December 31 each year

                    1998                   -7.30%
                    1999                   -3.93%
                    2000                   26.51%
                    2001                   15.98%
                    2002                  -18.68%

  In the period shown in the chart, the highest quarterly return was
  21.39% (the fourth quarter of 2001) and the lowest quarterly return was -26.24% (the third quarter of 2002). The Class A return for the year through June 30, 2003 was 13.62%.

* Any applicable account fees or sales charges are not reflected, and if they were, the returns shown above would be lower. The returns for the
  Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns  for other Classes may vary.

                         AVERAGE ANNUAL TOTAL RETURNS[1]
                           as of December 31, 2002

                                  1 Year  5 Years     Life of Class
                                  ------  ----------- -----------
Class A   (began on 1-31-97)
Before Taxes                      -23.40%     0.03%     4.61%
After Taxes on Distributions      -24.51%    -1.17%     3.14%
After Taxes on Distributions
 and Sale of Fund Shares          -13.25%[2] -0.31%     3.24%
Index[3]
Russell 2000 Value Index          -11.43%     2.71%     6.90%

[1]Performance shown is that of the Advantus Venture Fund, restated to reflect current sales charges applicable to Class A of the Ivy Small Cap
Value Fund. Class A shares of Ivy Small Cap Value Fund would generally have had substantially similar returns to Class A shares of the Advantus
Venture Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Venture Fund differ from expenses for Class A shares of the Ivy Small Cap Value Fund.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

Ivy Small Cap Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                       Class A  Class B  Class C  Class Y
(fees paid directly from               Shares   Shares   Shares   Shares
your investment)                       ------   ------   ------   ------

Maximum Sales Charge (Load)
Imposed on Purchases
  (as a percentage of offering price)   5.75%   None     None     None

Maximum Deferred Sales Charge (Load)[1]
  (as a percentage of lesser of amount
  invested or redemption value)         None[2]   5%       1%     None

Redemption fee/exchange fee
  (as a percentage of amount
  redeemed, if applicable)[3]           None    None     None     None

Annual Fund Operating Expenses        Class A  Class B  Class C  Class Y
 (expenses that are                   Shares   Shares   Shares   Shares
 deducted from Fund assets)           ------   ------   ------   ------

Management Fees                       0.85%    0.85%    0.85%    0.85%

Distribution and Service (12b-1) Fees 0.25%    1.00%   1.00%     0.25%
Other Expenses[4]                     0.34%    0.32%   0.32%     0.38%

Total Annual Fund Operating Expenses  1.44%    2.17%   2.17%     1.48%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

[4]The data for Other Expenses has been restated to reflect current contractual arrangements.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:         1 Year   3 Years   5 Years   10 Years
Class A Shares            $713     $1,004    $1,317    $2,200
Class B Shares            $620     $  979    $1,264    $2,316[1]
Class C Shares            $220[2]  $  679    $1,164    $2,503
Class Y Shares            $151     $  468    $  808    $1,768

If shares are not redeemed
at end of period:         1 Year   3 Years   5 Years   10 Years
Class A Shares            $713     $1,004    $1,317    $2,200
Class B Shares            $220     $  679    $1,164    $2,316[1]
Class C Shares            $220     $  679    $1,164    $2,503
Class Y Shares            $151     $  468    $  808    $1,768

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

[2]A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date.
Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
Therefore, this number does not reflect the effect of the CDSC.

An Overview of the Fund

Ivy Value Fund

Goal
Ivy Value Fund seeks long-term accumulation of capital.

Principal Strategies
The Fund seeks to achieve its goal by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

Principal Risks of Investing in the Fund
A variety of factors can affect the investment performance of Ivy Value
Fund. These include:

* Value Stock Risk -- the risk that the value of a security believed by
  WRIICO to be undervalued may never reach what the advisor believes is its full value, or that the security's value may decrease.
* Fund Risk - the risk that the Fund Performance may not meet or exceed that of the market as a whole.
* Large Company Risk -- the risk that a portfolio of large
  capitalization  company securities may underperform the market as a whole.
* Manager Risk -- the Fund's performance will be affected by WRIICO's skill in evaluating and selecting securities for the Fund.
* Market Risk -- the risk that the equity securities are subject to adverse trends in equity markets.
* Foreign Securities Risk -- the risk that the value of foreign securities may be subject to greater volatility than domestic securities due to factors such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest
Ivy Value Fund seeks to achieve its investment objective over longer rather than shorter periods of time, and is designed for investors seeking long-term focus. You should consider whether the Fund fits your particular investment objectives.

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance.
The performance shown below is the performance of the Advantus Cornerstone
Fund which was reorganized as the Ivy Value Fund on __________, 2003.
Performance has not been restated to reflect the estimated annual operating expenses of the Ivy Value Fund. If those expenses were reflected, performance of the Fund would differ. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                       CHART OF YEAR-BY-YEAR RETURNS*
                       as of December 31 each year

                       1995                   32.93%
                       1996                   30.13%
                       1997                   21.08%
                       1998                    0.70%
                       1999                    0.02%
                       2000                   -2.21%
                       2001                  -10.81%
                       2002                  -15.71%

   In the period shown in the chart, the highest quarterly return was
   14.82% (the fourth quarter of 1998) and the lowest quarterly return was -18.54% (the third quarter of 2002). The Class A return for the year through June 30, 2003 was 10.79%.

* Any applicable account fees or sales charges are not reflected, and if they were, the returns shown above would be lower. The returns for the
  Fund's other classes of shares during these periods were different from those of  Class A shares because of variations in their respective expense structures.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the CDSC for Class B and Class C shares, if applicable, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns  for other Classes may vary.

                         AVERAGE ANNUAL TOTAL RETURNS[1]
                           as of December 31, 2002

                                   1 Year  5 Years     Life of Class
                                  ------   --------    -----------
Class A   (began on 9-16-94)
Before Taxes                      -20.43%    -6.91%     4.22%
After Taxes on Distributions      -20.69%    -7.23%     2.63%
After Taxes on Distributions
 and Sale of Fund Shares          -12.54%[2] -5.46%[2]  2.81%
Index[3]
Russell 1000 Value Index          -15.52%     1.16%    10.62%

[1]Performance shown is that of the Advantus Cornerstone Fund, restated to reflect current sales charges applicable to Class A shares of the Ivy
Value Fund. Class A shares of Ivy Value Fund would generally have had substantially similar returns to Class A shares of the Advantus
Cornerstone Fund because they would have been invested in the same portfolio of securities, although returns would be different to the extent that expenses for Class A shares of the Advantus Cornerstone Fund differ from expenses for Class A shares of Ivy Value Fund.

[2]After tax returns may be better than before tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

Fees and Expenses

Ivy Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees                        Class A  Class B Class C  Class Y
(fees paid directly from                Shares   Shares  Shares   Shares
your investment)                        ------   ------  ------   ------

Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of offering price)   5.75%    None     None     None

Maximum Deferred Sales Charge (Load)[1]
  (as a percentage of lesser of amount
  invested or redemption value)         None[2]   5%       1%      None

Redemption fee/exchange fee
  (as a percentage of amount
  redeemed, if applicable)[3]           None     None     None     None

Annual Fund Operating Expenses          Class A  Class B  Class C  Class Y
 (expenses that are                     Shares   Shares   Shares   Shares
 deducted from Fund assets)             ------   ------   ------   ------

Management Fees                         0.70%    0.70%    0.70%    0.70%

Distribution and Service (12b-1) Fees   0.25%    1.00%    1.00%    0.25%
Other Expenses[4]                       0.37%     0.34    0.34%    0.35%

Total Annual Fund Operating Expenses    1.32%    2.04%    2.04%    1.30%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]If you choose your redemption proceeds by Federal Funds wire, a $10 wire fee will be charged to your account.

[4]The data for Other Expenses has been restated to reflect current contractual arrangements.

Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:         1 Year   3 Years  5 Years   10 Years
Class A Shares            $702      $969    $1,257    $2,074
Class B Shares            $607      $940    $1,198    $2,182[1]
Class C Shares            $207[2]   $640    $1,098    $2,369
Class Y Shares            $132      $412    $  713    $1,568

If shares are not redeemed
at end of period:         1 Year   3 Years  5 Years   10 Years
Class A Shares            $702      $969    $1,257    $2,074
Class B Shares            $207      $640    $1,098    $2,182[1]
Class C Shares            $207      $640    $1,098    $2,369
Class Y Shares            $132      $412    $  713    $1,568

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

[2]A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after the purchase date.
Solely for purposes of determining the number of months from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.
Therefore, this number does not reflect the effect of the CDSC.

Additional Information About Principal Investment Strategies
 and Risks

Ivy Balanced Fund:  The Fund seeks to achieve its primary goal of providing current income, and its secondary goal of long-term appreciation of capital, by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. In general, the
Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. The Fund ordinarily invests at least 25% of its total assets in fixed income securities.

In its equity investments, the Fund invests primarily in medium to large, well-established companies, that typically issue dividend producing securities. The majority of the Fund's debt holdings are either U.S.
Government securities or investment grade corporate bonds, that include bonds rated BBB and higher by Standard & Poor's Ratings Service or Baa and higher by Moody's Investor Services, Inc. or, if unrated, deemed by WRIICO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest. The Fund may also invest in foreign securities.

WRIICO may look at a number of factors in selecting securities for the
Fund. For equity investments, it may emphasize a blend of value and growth potential. For value securities, WRIICO looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting growth securities, it seeks to identify securities whose earnings are likely to grow faster than the economy. In selecting debt securities for the Fund, WRIICO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security, WRIICO uses the same analysis that it uses in order to determine if the equity security is still undervalued or has ceased to offer the desired growth potential. In determining whether to sell a debt security, WRIICO will consider whether the debt security continues to maintain minimal credit risk. A security may be sold if the security ceases to produce income or otherwise to take advantage of attractive investment opportunities and/or to raise cash.

When WRIICO believes that a temporary defensive position is desirable, the
Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Balanced Fund is subject to various risks, including the following:

* Call Risk
* Company Risk
* Credit Risk
* Diversification Risk
* Extension Risk
* Foreign Securities Risk
* Fund Risk
* Income Risk
* Inflation Risk
* Interest Rate Risk
* Large Company Risk
* Manager Risk
* Market Risk
* Mid Size Company Risk
* Prepayment Risk
* Sector Risk
* Short-Term Trading Risk

A detailed description of these risks is set forth in "Defining Risks"
below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the Statement of
Additional Information ("SAI").

Ivy Bond Fund:  The Fund seeks to achieve its goal of a high level of current income consistent with prudent investment risk by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, "bonds" includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund's outstanding shares, but shareholders will be notified in writing at least 60 days prior to any change of this policy.

The Fund invests primarily in a variety of investment-grade debt securities which include:
* investment-grade corporate debt obligations and mortgage-backed securities
* debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds)
* investment-grade mortgage-backed securities issued by governmental agencies and financial institutions
* investment grade asset-backed securities
* U.S. dollar denominated investment-grade debt securities issued by foreign governments and companies and publicly traded in the United
  States
* debt obligations of U.S. banks, savings and loan associations

The Fund will invest a significant portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries.
The Fund may invest in long-term debt securities (maturities of more than 10 years), intermediate debt securities (maturities from 3 to 10 years) and short-term debt securities (maturities of less than 3 years).

In selecting corporate debt securities and their maturities, the sub-
advisor seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations.

The Fund may also invest a portion of its assets in government and non-
governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by either a government agency or a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans
(such as credit card, trade or automobile loans). Investors in asset-
backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

In addition, the Fund may invest lesser portions of its assets in interest rate and other bond futures contracts, convertible and non-convertible investment-grade and non-investment grade debt securities issued by domestic governments and companies, restricted and illiquid securities, options (the Fund may purchase and sell put and call options), stripped asset-backed securities, securities purchased on a when-issued or forward commitment basis, mortgage dollar roll transactions, direct mortgage investments, securities of other mutual funds, warrants, repurchase agreement transactions, and money market securities. To generate additional income, the Fund may lend securities representing up to one-
third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Bond Fund is subject to various risks, including the following:
* Call Risk
* Credit Risk
* Diversification Risk
* Emerging Markets Risk
* Extension Risk
* Foreign Securities Risk
* Fund Risk
* Income Risk
* Inflation Risk
* Interest Rate Risk
* Market Risk
* Prepayment Risk
* Securities Lending Risk
* Short-Term Trading Risk

A detailed description of these risks is set forth in "Defining Risks"
below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy International Balanced Fund:  The Fund seeks to achieve its goal of a high level of total return by investing in equity and debt securities issued by large and small international companies and governmental agencies. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities. In addition, the Fund invests approximately 30% to 50% of its assets in international investment-grade debt securities. The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 10% of its total assets in debt securities of companies or governments located in developing or emerging markets. (For purposes of the investment percentages described in the preceding sentences, collateral received in connection with securities lending shall not be considered Fund assets.)  Under normal circumstances, the Fund will maintain investments in at least three foreign countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting these equity securities, the sub-advisor does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The sub-
advisor concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits;
bankers' acceptances; and structured investments which are more fully described in the SAI. In selecting debt securities the sub-advisor evaluates current, as well as expected future trends in, interest rates and general economic conditions, and then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances.

The Fund may also invest a lesser portion of its assets in closed-end investment companies, restricted and illiquid securities, U.S. government and domestic investment-grade debt securities, American Depositary
Receipts, European Depositary Receipts, securities and index futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, securities of other mutual funds, options (the Fund may purchase and sell put and call options), repurchase agreement transactions, securities purchased on a when-issued or forward commitment basis and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy International Balanced Fund is subject to various risks, including the following:
* Call Risk
* Company Risk
* Credit Risk
* Currency Risk
* Diversification Risk
* Emerging Markets Risk
* Foreign Securities Risk
* Fund Risk
* Income Risk
* Inflation Risk
* Interest Rate Risk
* Large Company Risk
* Market Risk
* Mid Size Company Risk
* Sector Risk
* Securities Lending Risk
* Small Company Risk

A detailed description of these risks is set forth in "Defining Risks"
below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Mortgage Securities Fund:  The Fund seeks to achieve its goal of a high level of current income consistent with prudent investment risk by investing at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The
80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund's outstanding shares, but shareholders will be notified in writing at least 60 days prior to any change of this policy. Under this 80% investment policy the Fund invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans, and in a variety of other mortgage-
related securities including CMOs and stripped mortgage-backed securities.

In selecting mortgage-related securities the sub-advisor considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (for example, residential versus commercial real estate) and the type of underlying mortgage loan
(for example, a 30 year fully-amortized loan versus a 15 year fully-
amortized loan). The sub-advisor also takes into consideration current and expected trends in economic conditions, interest rates and the mortgage market and selects securities which, in its judgment, are likely to perform well in those circumstances.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Fund may be subject to the risk of reduced liability due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Fund may, at the time of purchase, invest up to
15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by the sub-advisor to be liquid under liquidity guidelines adopted by the Fund's Board of Trustees.
Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. The sub-advisor continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Fund's net assets being invested in illiquid securities.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In
"pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Fund may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the
Federal National Mortgage Association (FNMA) and the Federal Home Loan
Mortgage Corporation (FHLMC). FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers).

The Fund may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Fund may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments.
Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the security holder to receive the interest portion of cash payments, while the principal component only allows the security holder to receive the principal portion of cash payments.

The Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. In addition, the Fund may invest lesser portions of its assets in non-investment grade mortgage-
related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, certificates of deposits, bankers'
acceptances, investment-grade commercial paper, convertible and non-
convertible investment-grade and non-investment grade corporate debt securities, securities of other mutual funds, restricted and illiquid securities, direct mortgage investments, interest rate and other bond futures contracts, asset-backed securities, stripped asset-backed securities, when-issued or forward commitment transactions and mortgage dollar rolls. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-
dealers, banks and other institutions. In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Mortgage Securities Fund is subject to various risks, including the following:
* Call Risk
* Concentration Risk
* Credit Risk
* Diversification Risk
* Emerging Markets Risk
* Extension Risk
* Foreign Securities Risk
* Fund Risk
* Income Risk
* Inflation Risk
* Interest Rate Risk
* Market Risk
* Prepayment Risk

A detailed description of these risks is set forth in "Defining Risks"
below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Real Estate Securities Fund:  The Fund seeks to achieve its goal of total return through a combination of capital appreciation and current income by investing, under normal circumstances, at least 80% of the
Fund's net assets (exclusive of collateral received in connection with securities lending) in real estate and real estate-related securities. The
80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund's outstanding shares, but shareholders will be notified in writing at least 60 days prior to any change of this policy.

The Fund will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Fund does not invest directly in real estate.

"Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers, real estate holding companies and publicly traded limited partnerships.

"Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Fund's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Fund mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs.
A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

The Fund may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. The Fund's sub-advisor assesses an investment's potential for sustainable earnings growth over time. In selecting securities, the sub-advisor considers factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market position.

In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The
Fund may also invest in non-real estate-related equity securities, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options
(the Fund may purchase and sell put and call options), American Depositary
Receipts, securities purchased on a when issued or forward commitment basis, and money market securities. To generate additional income, the
Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Real Estate Securities Fund is subject to various risks, including the following:
* Company Risk
* Concentration Risk
* Credit Risk
* Diversification Risk
* Extension Risk
* Fund Risk
* Income Risk
* Inflation Risk
* Interest Rate Risk
* Large Company Risk
* Market Risk
* Mid Size Company Risk
* Prepayment Risk
* Real Estate Risk
* REIT-Related Risk
* Sector Risk
* Securities Lending Risk
* Short-Term Trading Risk
* Small Company Risk

An investment in the Ivy Real Estate Securities Fund may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected form a greater number of issuers. The Fund is subject to limited portfolio risk because the Fund may invest in a smaller number of individual issuers than other portfolios.

As well, the value of the Fund's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

A detailed description of these risks is set forth in "Defining Risks"
below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Small Cap Value Fund:  The Fund seeks to achieve its goal of long-
term accumulation of capital by investing primarily in various types of equity securities such as common stock, preferred stock and securities convertible into equity securities of small capitalization companies.
Although a universal definition of small capitalization companies does not exist, the Fund generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000c Value Index. Under normal circumstances, at least 80% of the Fund's total assets (exclusive of collateral received in connection with securities lending) will be invested, at the time of purchase, in common stocks of small capitalization domestic companies and foreign issuers that are publicly traded in the United States. The 80%
investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund's outstanding shares, but shareholders will be notified in writing at least 60 days prior to any change of this policy. Some companies may outgrow the definition of a small capitalization company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to small capitalization companies.
From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large capitalization companies (i.e., companies with market capitalizations larger than that defined above).

In selecting value stocks and other equity securities, the Fund's sub-
advisor primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that the sub-advisor believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, the sub-
advisor will consider factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that the sub-advisor believes show potential for sustainable earnings growth above the average market growth rate. The Fund's purchases of equity securities may include shares of common stock that are part of a company's initial public offering. In addition, the Fund may invest lesser portions of its assets in restricted and illiquid securities, convertible and non-convertible investment-grade and non-investment grade debt securities, securities of other mutual funds, foreign securities, warrants, repurchase agreement transactions, stock index futures contracts, options (the Fund may purchase and sell put and call options), when-issued or forward commitment transactions, index depositary receipts, and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Small Cap Value Fund is subject to various risks, including the following:
* Company Risk
* Diversification Risk
* Fund Risk
* Inflation Risk
* Initial Public Offering Risk
* Market Risk
* Mid Size Company Risk
* Sector Risk
* Securities Lending Risk
* Short-Term Trading Risk
* Small Company Risk
* Value Stock Risk

A detailed description of these risks is set forth in "Defining Risks"
below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

Ivy Value Fund:  The Fund seeks to achieve its goal of long-term accumulation of capital by investing, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of WRIICO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund typically invests in large-cap companies, it may invest in securities of any size company.

WRIICO utilizes both fundamental research and quantitative analysis to identify securities for the Fund. The Fund will typically invest in core value stocks:  stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. The Fund may also invest in growth stocks that are, in WRIICO's opinion, temporarily undervalued.

WRIICO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process.
It considers numerous factors in its analysis of issuers and stocks, including the following:

    -- intrinsic value of the company not reflected in stock price
    -- historical earnings growth
    -- future expected earnings growth
    -- company's position in its respective industry
    -- industry conditions
    -- competitive strategy
    -- management capabilities
    -- free cash flow potential

The Fund will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or its has performed below WRIICO's expectations.

When WRIICO believes that a temporary defensive position is desirable, the
Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks. An investment in Ivy Value Fund is subject to various risks, including the following:
* Company Risk
* Diversification Risk
* Foreign Securities Risk
* Fund Risk
* Inflation Risk
* Large Company Risk
* Manager Risk
* Market Risk
* Mid Size Company Risk
* Sector Risk
* Securities Lending Risk
* Small Company Risk
* Short-Term Trading Risk
* Value Stock Risk

A detailed description of these risks is set forth in "Defining Risks"
below. Additional risk information, as well as additional information on securities in which the Fund may invest, is provided in the SAI.

All Funds

Although the Funds do not pursue an investment strategy of active and frequent trading of portfolio securities, each Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may therefore vary greatly from year to year. To the extent a Fund experiences high rates of portfolio turnover, it will incur correspondingly greater brokerage commission expenses, which may reduce investment returns. Higher rates of portfolio turnover may also result in larger capital gains distributions, which are taxable to Fund shareholders.

Defining Risks

*  Call Risk - is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The
   Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the
   Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Fund's income.
*  Company Risk - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.
*  Concentration Risk - is the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.

*  Credit Risk - is the risk that an issuer of a REIT or debt security
   (including mortgage-backed securities) will not make payments on the security when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a REIT security or a debt security can affect the security's liquidity and make it more difficult to sell. The Fund may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on its investment advisor's or sub-advisor's analysis of credit risk more heavily than usual.

*  Currency Risk - is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S.
   dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund's hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.

*  Diversification Risk - is the risk that the Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio. The Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to
   25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio).

*  Emerging Markets Risk - is the risk that the value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing private and foreign investment and private property.

*  Extension Risk - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.
   Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

*  Foreign Securities Risk - is the risk that the value of foreign companies or foreign government securities held by the Fund may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

      Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or
      nationalization of assets.

      Foreign Tax Risk. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      Foreign Investment Restriction Risk. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

      Foreign Securities Market Risk. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities.
      Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the
      U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.
      Information and Remedies Risk. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

*  Fund Risk - is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund's sub-advisor's judgment of economic and market policies, trends in investment yields and monetary policy. Due to its active management, the Fund could under perform other mutual funds with similar investment objectives or the market generally.

*  Income Risk - is the risk that the Fund may experience a decline in its income due to falling interest rates.

*  Index Performance Risk  -- is the risk that the Fund's ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index's sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses.

*  Inflation Risk - is the risk that even if the principal value of an investment in the Fund remains constant or increases, or the income from the investment remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of an investor's Fund shares may decline, even if their value in dollars increases.

*  Initial Public Offering Risk -- is the risk that the Fund will not be able to sustain the positive effect on performance that may result from investments in initial public offerings (IPOs). Investments in IPOs can have a significant positive impact on the Fund's performance. The positive effect of investments of IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some
   IPOs, or may be able to buy only a small number of shares. Also, the
   Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

*  Interest Rate Risk - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage
   REITs) will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

   As a rule of thumb, a portfolio of debt, mortgage-related and asset-
   backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates.
   "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.
   Ivy Bond Fund expects that under normal circumstances the effective duration of its portfolio will range from four to seven years. Ivy
   International Balanced Fund expects that under normal circumstances the effective duration of its portfolio will range from three to six years.
   Ivy Mortgage Securities Fund expects that under normal circumstances the effective duration of its portfolio will range from one to seven years.

*  Large Company Risk - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

*  Market Risk - is the risk that equity securities are subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such equity securities may underperform the market as a whole.

*  Mid Size Company Risk - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

*  Prepayment Risk - is the risk that falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including mortgage
   REITs). The Fund (or REIT) must reinvest the prepayments at a time when interest rates of new mortgage investments are falling, reducing the income of the Fund (or potentially reducing the portion of the REIT's income distributable to the Fund). In addition, when interest rates fall, prices of mortgage-backed securities may not rise as much as for other types of comparable securities because investors may anticipate an increase in mortgage prepayments.

*  REIT-Related Risk - is the risk that the value of the Fund's REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REIT's could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the
   Investment Company Act of 1940.

*  Sector Risk - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

*  Securities Lending Risk - is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund's investment advisor or sub-advisor has determined are creditworthy.

*  Short-Term Trading Risk - is the risk that a Fund may trade securities frequently and hold securities in its portfolio for one year or less.
   Frequent purchases and sales of securities will increase the Fund's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund's market capitalization target, and the need to sell a security to meet redemption activity.

*  Small Company Risk - is the risk that equity securities of small capitalization companies (including small capitalization REIT's) are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

*  Value Stock Risk -- is the risk that the value of security believed by
   WRIICO or a sub-advisor to be undervalued may never reach what is believed to be is its full value, or that such security's value may decrease.

YOUR ACCOUNT

Choosing a Share Class

Each class of shares offered in this prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider
Class B shares (if investing for at least seven years) or Class C shares
(if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

          General Comparison of Class A, Class B and Class C Shares

Class A               Class B                   Class C
Initial sales         No initial sales          No initial sales
charge                charge                    charge
No deferred sales     Deferred sales            A 1% deferred
charge[1]             charge on shares you      sales charge on
                      sell within six           shares you sell
                      years after purchase      within twelve
                                                months after
                                                purchase
Maximum               Maximum distribution      Maximum
distribution and      and service (12b-1)       distribution and
service (12b-1)       fees of 1.00%             service (12b-1)
fees of 0.25%                                   fees of 1.00%
For an investment     Converts to Class A       Does not convert
of $2 million or      shares 8 years after      to Class A shares,
more, only Class A    the month in which        so annual expenses
shares are            the shares were           do not decrease
available             purchased, thus
                      reducing future
                      annual expenses
                      For an investment of
                      $300,000 or more,
                      your financial
                      advisor typically
                      will recommend
                      purchase of Class A
                      shares due to a
                      reduced sales charge
                      and lower annual
                      expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act)
for each of its Class A, Class B, Class C, and Class Y shares. Under the
Class A Plan and Class Y Plan, a Fund may pay Ivy Funds Distributor, Inc.
(IFDI) a fee of up to 0.25%, on an annual basis, of the average daily net assets of that class. This fee is to reimburse and/or compensate IFDI for, either directly or through third parties, distributing the shares of that class, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of that class to compensate
IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that
IFDI is permitted to receive under the NASD rules as then in effect.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average
Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for
Class Y shares.

                                              Sales
                              Sales          Charge as      Reallowance to
   Size of Purchase        Charge as        Approximate       Dealers as
                           Percent of       Percent of        Percent of
                            Offering          Amount           Offering
                             Price           Invested            Price
under $100,000                5.75%            6.10%             5.00%
$100,000 to less than         4.75             4.99              4.00
$200,000
$200,000 to less than         3.50             3.63              2.80
$300,000
$300,000 to less than         2.50             2.56              2.00
$500,000
$500,000 to less than         1.50             1.52              1.20
$1,000,000
$1,000,000 to less than       1.00             1.01              0.75
$2,000,000
$2,000,000 and over           0.00[1]          0.00[1]           0.50

[1]  No sales charge is payable at the time of purchase on investments of
$2 million or more, although for such investments the Fund may impose a
CDSC of 1.00% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

IFDI or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge. Please see the SAI for additional disclosure regarding dealer compensation for all classes.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

* Combining additional purchases of Class A shares of any of the funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.,
  except Class A shares of Ivy Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation)[2]

* Grouping all purchases of Class A shares of the funds referenced above, except shares of Ivy Money Market Fund, made during a thirteen-month period (Letter of lntent)

* Grouping purchases by certain related persons

Additional  information  and  applicable  forms  are  available  from  your financial advisor.

[2]Clients  of Waddell  &  Reed, Inc.  and Legend  Equities  Corporation
   (Legend) may also combine purchases of Class A shares  of any of the funds in the Waddell & Reed  Advisors Family of Funds, except Class A shares  of
   Waddell & Reed Advisors Cash Management, Inc.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

* Shareholders investing through certain investment advisors and financial planners who charge a management, consulting or other fee for their services

* The Trustees and officers of the Ivy Fund, the Directors and officers of
  Ivy Funds, Inc. or of any affiliated entity of WRIICO, employees of IFDI and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

* Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees that are participants, and the shares are held in individual plan participant accounts on the Fund's records

* The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class
  B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group
  Systematic Investment Program" in the SAI.

* Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates

You will find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The
CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed.
Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted above,
Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets.
Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

 CDSC on Shares Sold Within Year   As % of Amount Subject to Charge
              1                                    5.0%
              2                                    4.0%
              3                                    3.0%
              4                                    3.0%
              5                                    2.0%
              6                                    1.0%
              7+                                   0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on November 14, 2003, then redeems all Class B shares on November
12, 2004, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. As noted above, Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

* redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to IFDI

* redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

* redemptions of shares purchased by current or retired Trustees of the
  Funds, Directors of affiliated companies, current or retired officers of the Funds, employees of IFDI and its affiliates, financial advisors of
  Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

* redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

* redemptions the proceeds of which are reinvested within forty-five (45)
  days in shares of the same class of the Fund as that redeemed

* for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services

* the exercise of certain exchange privileges

* redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than
  $500

* redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

* participants of employee benefit plans established under section 403(b)
  or section 457, or qualified under section 401 of the Code, including
  401 (k) plans, when the plan has 100 or more eligible employees that are participants and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

* banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

* government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

* certain retirement plans and trusts for employees of Waddell & Reed and its affiliates

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and
Coverdell Education Savings Accounts) may be tax-deductible.

*   Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For the 2002 through 2004 calendar years, the Annual Dollar
    Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual
    Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years.
    An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the tax year.

*   IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

*   Roth IRAs allow certain individuals to make nondeductible
    contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

*   Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.

*   Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees)
    with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

*   Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
    established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

*   Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000.

*   Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees'
    wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

*   403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

*   457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by IFDI. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through IFDI and through third parties that have entered into selling arrangements with IFDI. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

By mail:  To purchase any class of shares by check, make your check payable to Ivy Funds Distributor, Inc. Mail the check, along with your completed application, to:

                        Ivy Funds Distributor, Inc.
                             P. 0. Box 29217
                         Shawnee Mission, Kansas
                               66201-9217

By wire:  To purchase shares of the Fund by wire, you must first obtain an account number by calling 800-777-6472, then mail a completed application to IFDI at the above address, or fax it to 800-532-2749.
Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695,
DDA Number 98-0000-797-8.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the applicable sales charge.

In the calculation of a Fund's NAV:

* The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

* Bonds are generally valued according to prices quoted by an independent pricing service.

* Short-term debt securities are valued at amortized cost, which approximates market value.

* Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of a Fund's Board of
  Trustees.

Each Fund is open for business every day the New York Stock Exchange
(NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares.
Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's
Board of Trustees.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

* All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

* If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

* If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a
  Fund at that day's price.

* Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing
  Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

IFDI reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:
To Open an Account                             $500 (per Fund)
For certain exchanges                          $100 (per Fund)
For certain retirement accounts and accounts
opened with Automatic Investment Service        $50 (per Fund)
For certain retirement accounts and accounts
opened through payroll deductions               $25 (per Fund)
To Add to an Account                                Any amount
For certain exchanges                          $100 (per Fund)
For Automatic Investment Service                $25 (per Fund)
For Class Y:
To Open an Account
For a government entity or authority               $10 million
or for a corporation              (within first twelve months)
For other eligible investors                        Any amount
To Add to an Account                                Any amount
Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

By mail:  Make your check payable to Ivy Funds Distributor, Inc. Mail the check to IFDI, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

By wire:  Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA
Number 101000695, DDA Number 98-0000-797-8.

By Automatic Investment Method:  You can authorize to have funds electronically drawn each month from your bank account through Electronic
Funds Transfer ("EFT") and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC.

By mail:  Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

* the name on the account registration

* the Fund's name

* the account number

* the dollar amount or number, and the class, of shares to be redeemed

* any other applicable requirements listed in the table on page ____

Deliver the form or your letter to:

                            Ivy Client Services
                   c/o Waddell & Reed Services Company
                             P. O. Box 29217
                         Shawnee Mission, Kansas
                               66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares of Ivy International Balanced Fund after holding them less than 30 days.
These fees are paid to the Fund, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short term shareholder trading.

If you bought your shares on different days, the "first-in, first-out"
(FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions and generally is waived for shares purchased through certain retirement and educational plans, and programs and through certain fee-
based asset allocation programs. In addition, the fee waiver does not apply to any IRA or SEP-IRA accounts. The Funds reserve the right to modify the terms of or terminate the redemption/exchange fee at any time.

By telephone:  If you have elected this method in your application or by subsequent authorization, call 800-777-6472, or fax your request to
800-532-2749, and give your instructions to redeem your shares. For deposit to your predesignated bank account you may receive your proceeds by wire (requires a $1,000 minimum redemption amount, a $10 wire fee, and is available only in the
Ivy Money Market), or by direct Automated Clearing House(ACH). You may also request a check be sent to you at the address on the account (provided the address has been unchanged for at least 30 days). For your protection, banking wire information must be established on your account for a minimum of 30 days before a wire redemption will be processed. Requests by telephone can only be accepted for amounts up to $50,000.

By Internet:  You need to have selected the Internet option on your
Account Application. Once your request for this option has been processed
(which may take up to 10 days), you may place your redemption order at
www.ivyfunds.com. For your protection, your redemption proceeds will be mailed to your address of record, which may not have been changed within
30 days prior to your redemption request and such redemptions can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Ivy Client Services (on behalf of Waddell & Reed Services Company) at the address listed above.
Note the following:

* If more than one person owns the shares, each owner must sign the written request.

* If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored.
  If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

* Redemptions may be suspended or payment dates postponed on days when the
  NYSE is closed (other than weekends or holidays), when trading on the
  NYSE is restricted or as permitted by the Securities and Exchange
  Commission.

* Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the
  Fund's Board of Trustees determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

* If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the redeemed
  Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

* Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing
  Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type                 Special Requirements
Individual or    The written instructions must be signed by all
Joint Tenant     persons required to sign for transactions,
                 exactly as their names appear on the account.
Sole             The written instructions must be signed by the
Proprietorship   individual owner of the business.
UGMA, UTMA       The custodian must sign the written
                 instructions indicating capacity as custodian.
Retirement       The written instructions must be signed by a
Account          properly authorized person.
Trust            The trustee must sign the written instructions
                 indicating capacity as trustee. If the
                 trustee's name is not in the account
                 registration, provide a currently certified
                 copy of the trust document.
Business or      At least one person authorized by corporate
Organization     resolution to act on the account must sign the
                 written instructions.
Conservator,     The written instructions must be signed by the
Guardian or      person properly authorized by court order to
Other Fiduciary  act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

* a redemption request made by a corporation, partnership or fiduciary

* a redemption request made by someone other than the owner of record

* the check is made payable to someone other than the owner of record

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The
Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The
Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class
B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption. IFDI will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a
Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401 (a)
qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.
Waddell & Reed Services Company (WRSCO), the Funds' transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

We provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 800-777-6472, connects you to a Client
Services Representative or our automated customer telephone service.
During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-
tone phone, or from our web site,  www.ivyfunds.com, to:

* obtain information about your accounts

* obtain price information about other funds in the Ivy Family of Funds

* obtain a Fund's current prospectus

* request duplicate statements

* transact certain account activity, including exchange privileges and redemption of shares

Reports

Statements and reports sent to you include the following:

* confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

* year-to-date statements (quarterly)

* annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus, annual and semiannual reports of the Funds may be mailed to Shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client
Services if you need additional copies.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another
Fund.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of
Funds may only be sold within the United States and the Commonwealth of
Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural
Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

How to Exchange

By mail:  Send your written exchange request to Ivy Client Services at the address on page ____ of this Prospectus.

By telephone:  Call IFDI at 800-777-6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IFDI employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or
IFDI may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By Internet:  You will be allowed to exchange by Internet if (1) you can provide proper identification information; and (2) you have established the Internet trading option.

Redemption/Exchange Fee

The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares of Ivy International Balanced Fund after holding them less than 30 days.
These fees are paid to the Fund, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short term shareholder trading.

Important Exchange Information

* You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Ivy Money Market Fund).

* Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

* It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short term market fluctuations. The
  Funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment
Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

          Minimum Amount        Minimum Frequency
          $25 (per Fund)            Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, Ivy Balanced Fund, Ivy International Balanced Fund, Ivy Real
Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund,
distributes net investment income quarterly in March, June, September and
December. Ivy Bond Fund and Ivy Mortgage Securities Fund declare dividends from net investment income daily and pay them monthly. Net capital gains
(and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-
advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of
15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Ivy Family of Funds without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege.
See Your Account - Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a
Fund within thirty (30) days before or after redeeming other shares of the
Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold a portion of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

WRIICO provides investment advisory services to the Funds. WRIICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee-Mission,
Kansas 66201-9217. WRIICO is an SEC-registered investment advisor with approximately $1.6 billion in assets under management as of December 31, 2002.
All the Funds pay WRIICO a fee that is equal to the following percentages of the Funds' respective average net assets as listed below. WRIICO uses a portion of the applicable fee to pay a Fund's sub-advisor, if any.

Fund Name                      Fee Payable to WRIICO as a Percentage
                                 of the Fund's Average Net Assets
Ivy Bond Fund                                     0.53%
Ivy International Balanced Fund                   0.70%
Ivy Mortgage Securities Fund                      0.50%
Ivy Value Fund                                    0.70%
Ivy Real Estate Securities Fund                   0.90%
Ivy Small Cap Value Fund                          0.85%
Ivy Balanced Fund                                 0.70%

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor  located at 400 Robert Street North, St. Paul,
Minnesota 55101, serves as investment sub-advisor to Ivy Real Estate
Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with WRIICO. Since its inception in 1994, Advantus Capital has provided investment advisory services for mutual funds and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life).  Both
Advantus Capital and Minnesota Life are wholly-owned subsidiaries of
Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. Advantus Capital had approximately $___ billion in assets under management as of June 30, 2003.

Templeton Investment Counsel, LLC (Templeton Counsel), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale,
Florida 33394 serves as investment sub-advisor to the Ivy International
Balanced Fund under an agreement with WRIICO. Templeton Counsel provides investment advice, and generally conducts the investment management program for the Fund. At June 30, 2003, Templeton Counsel had approximately $__
billion in assets under management.

State Street Research & Management Company (State Street Research), an
SEC-registered investment advisor located at One Financial Center, Boston,
Massachusetts  02111 serves as investment sub-advisor to the Ivy Small Cap
Value Fund under an agreement with WRIICO. State Street Research provides investment advice, and generally conducts the investment management program for  the Fund. At June 30, 2003, State Street Research had
approximately $__ billion in assets under management.

The following persons serve as the primary portfolio managers for the
Funds:
FUND	SUB-ADVISOR	PORTFOLIO MANAGER AND TITLE	PRIMARY PORTFOLIO MANAGER SINCE	BUSINESS EXPERIENCE DURING PAST FIVE YEARS
Bond Fund	Advantus Capital	Christopher R. Sebald Portfolio Manager	__________, 2003	Senior VicePresident and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003; Senior Vice President and Portfolio manager, AEGON USA Investment Management, 2000 throughJuly 2003; Director of Portfolio Management, GMAC-RFC, January 1998 through July 2000

International Balanced Fund	Templeton Counsel	Edgerton Tucker Scott III Co-Potfolio Manager (equity portfolio) Alexander C. Calvo Co-Portfolio Manager (fixed income portfolio)	__________, 2003; prior thereto, Portfolio Manager to predecessor fund since _________ __________, 2003; prior thereto, Portfolio Manager to predecessor fund since _________

Vice President and Research Analyst, Templeton Investment Counsel, LLC

Senior Vice President and Director of the International Bond Department, Franklin Advisors, Inc.; Portfolio Manager and Director of Research of the International Bond Department, Franklin Templeton Investments

Mortgage Securities	Advantus Capital	Christopher R. Sebald Portfolio Manager	__________, 2003	Senior VicePresident and Lead Portfolio Manager, Total Return Fixed Income, Advantus Capital, since August 2003; Senior Vice President and Portfolio manager, AEGON USA Investment Management, 2000 throughJuly 2003; Director of Portfolio Management, GMAC-RFC, January 1998 through July 2000

Value Fund		Matthew T. Norris Portfolio Manager	_________, 2003	Vice President of WRIICO and the Fund; Portfolio Manager for Advantus Capital from January 2000 to June 2003; Analyst/Senior Analyst for AdvantusCapital Management since 1997.

Real Estate Securities Fund	Vice President and Investment Officer of Advantus Capital	__________, 2003; prior thereto, Portfolio Manager to predecessor fund since _________	Joseph R. Betlej Portfolio Manager	Advantus Capital

Small Cap Value Fund	State Street Research	John Burbank Portfolio Manager	__________, 2003; prior thereto, Portfolio Manager to predecessor fund since _________	Senior Vice President, State Street Research

Balanced Fund		Cynthia P. Prince-Fox Portfolio Manager	________, 2003

Senior Vice President, WRIICO and WRIMCO; Vice President of the Fund; Co-Chief Investment Officer, Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc..; From January 1993 to March 1998, Vice President and Portfolio Manager, Waddell & Reed Asset Management Company

                            FINANCIAL HIGHLIGHTS
The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. The information shown is that of Class A shares of the respective
Advantus Fund("predecessor funds") for periods prior to the date of this
Prospectus (as further described in the footnotes to each Fund's financial highlights tables below). Information is not shown for Class B, Class C and
Class Y shares because all assets of the predecessor funds, Classes A, B and C, merged into Class A shares of the respective Ivy Fund. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information is included in a Fund's financial statements, which, except for the six-month periods ended
January 31, 2003 or March 31, 2003, have been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report of the predecessor fund. The annual report contains additional performance information and will be made available upon request and without charge.

Ivy Balanced Fund

Historical information is presented for   Advantus Spectrum Fund  Class A shares

                                                             Selected Per-Share Data
                                           Increase (Decrease)
                                        From Investment Operations                   Less Distributions
                                                   Net Gain
                     Net Asset        Net         (Loss) on                 Dividends   Distributions              Net Asset
                      Value       Investment     Investments   Total From    From Net    From Net                   Value
                     Beginning      Income      (Realized and  Investment   Investment   Realized      Total       End of
                     of Period      (Loss)       Unrealized)   Operations     Income       Gains   Distributions   Period
For the Period From
10-1-02 to 3-31-03*     $10.54       $0.10        $0.39        $0.49       $(0.11)       $0.00       $(0.11)      $10.92
10-1 01 to 9-30-02       11.45        0.23        (0.89)       (0.66)       (0.25)        0.00        (0.25)       10.54
10-1 00 to 9-30-01       19.73        0.22        (6.08)       (5.86)       (0.20)       (2.22)       (2.42)       11.45
10-1 99 to 9-30-00       17.88        0.31         2.55         2.86        (0.30)       (0.71)       (1.01)       19.73
10-1 98 to 9-30-99       16.50        0.31         2.30         2.61        (0.31)       (0.92)       (1.23)       17.88
10-1-97 to 9-30-98       16.40        0.33         1.40         1.73        (0.33)       (1.30)       (1.63)       16.50

*Unaudited.

Ivy Balanced Fund

Historical information is presented for   Advantus Spectrum Fund  Class A shares

                                                      Ratios and Supplemental Data
                                                                                  Ratio of Net      Ratio of Net
                                                  Ratio of        Ratio of        Investment       Investment
                                  Net Assets     Expenses to    Expenses to      Income (Loss)to  Income (Loss) to
                                    End of       Average Net    Average Net       Average Net     to Average Net    Portfolio
                       Total        Period       Assets with    Assets without    Assets with     Assets without    Turnover
                     Return(a)  (in Thousands)     Waiver          Waiver          Waiver            Waiver           Rate
For the Period From
10-1-02 to 3-31-03*    4.73%      $36,108          1.17%(b)       1.49%(b)         1.67%(b)          1.35%(b)         47.1%
10-1-01 to 9 30-02    (5.91)       36,974          1.22           1.52             1.84              1.54            129.0
10-1-00 to 9-30 01   (32.35)       45,066          1.12           1.40             1.57              1.29            158.4
10-1-99 to 9-30-00    16.22        77,964          1.11           1.20             1.58              1.49            132.0
10-1-98 to 9-30-99    16.08        73,613          1.10           1.10             1.77              1.77            100.8
10-1-97 to 9-30-98    11.31        68,157          1.19           1.19             1.98              1.98            139.8

*Unaudited.
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Adjusted to an annual basis.

Ivy Bond Fund

Historical information is presented for   Advantus Bond Fund  Class A shares

                                                         Selected Per-Share Data
                                  Increase (Decrease)
                               From Investment Operations        Less Distributions
                                                  Net Gain
                      Net Asset        Net        (Loss) on                 Dividends  Distributions              Net Asset
                        Value      Investment    Investments   Total From    From Net    From Net                   Value
                      Beginning      Income     (Realized and  Investment   Investment   Realized      Total       End of
                      of Period      (Loss)      Unrealized)   Operations     Income       Gains   Distributions   Period
For the Period From
10-1-02 to 3-31-03*     $10.57         $0.24       $0.06        $0.30       $(0.23)       $0.00       $(0.23)      $10.64
10-1-01 to 9-30-02       10.30          0.52        0.27         0.79        (0.52)        0.00        (0.52)       10.57
10-1 00 to 9-30-01        9.60          0.58        0.70         1.28        (0.58)        0.00        (0.58)       10.30
10-1-99 to 9-30-00        9.71          0.58       (0.11)        0.47        (0.58)        0.00        (0.58)        9.60
10-1 98 to 9-30-99       10.69          0.54       (0.79)       (0.25)       (0.54)       (0.19)       (0.73)        9.71
10-1-97 to 9-30-98       10.43          0.59        0.30         0.89        (0.60)       (0.03)       (0.63)       10.69

*Unaudited.

Ivy Bond Fund

Historical information is presented for   Advantus Bond Fund  Class A shares

                                                      Ratios and Supplemental Data
                                                                                  Ratio of Net     Ratio of Net
                                                   Ratio of        Ratio of        Investment      Investment
                                  Net Assets     Expenses to     Expenses to    Income (Loss)to  Income (Loss) to
                                    End of       Average Net     Average Net       Average Net    to Average Net   Portfolio
                       Total        Period       Assets with    Assets without     Assets with    Assets without   Turnover
                      Return(a)   (in Thousands)    Waiver         Waiver           Waiver           Waiver         Rate
For the Period From
10-1-02 to 3-31-03*       2.91%     $18,145         1.15%(b)       1.95%(b)         4.56%(b)        3.75%(b)        66.0%
10-1-01 to 9-30 02        7.90       17,313         1.15           1.92             5.07            4.30           148.3
10-1-00 to 9-30-01       13.68       15,737         1.15           1.99             5.77            4.93           251.9
10-1-99 to 9-30-00        5.04       15,002         1.15           1.84             6.08            5.39           191.4
10-1-98 to 9-30-99       (2.36)      17,846         1.15           1.55             5.41            5.01           211.9
10-1-97 to 9-30-98        8.75       19,419         1.10           1.58             5.55            5.07           237.2

*Unaudited.
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Adjusted to an annual basis.

Ivy International Balanced Fund

Historical information is presented for   Advantus International Balanced Fund  Class A shares

                                                                              Selected Per-Share Data
                                                   Increase (Decrease)
                                                 From Investment Operations            Less Distributions
                                                Net Gain
                     Net Asset        Net      (Loss) on                Dividends   Distributions                          Net Asset
                       Value      Investment  Investments   Total From   From Net     From Net       Tax                     Value
                     Beginning      Income   (Realized and   Investment  Investment   Realized    Return of      Total       End of
                     of Period      (Loss)    Unrealized)    Operations    Income       Gains      Capital   Distributions   Period

For the Period From
10-1-02 to 3-31-03*    $8.72        $0.06      $0.17         $0.23        $0.00        $0.00         0.00        $0.00        $8.95
10-1 01 to 9-30-02      9.28         0.18      (0.59)        (0.41)        0.00        (0.13)       (0.02)       (0.15)        8.72
10-1-00 to 9- 30 01    11.59         0.18      (1.28)        (1.10)       (0.11)       (1.10)        0.00        (1.21)        9.28
10-1-99 to 9-30-00     11.80         0.23       0.50          0.73        (0.36)       (0.58)        0.00        (0.94)       11.59
10-1-98 to 9-30-99     10.56         0.21       1.52          1.73        (0.11)       (0.38)        0.00        (0.49)       11.80
10-1-97 to 9-30-98     13.29         0.28      (1.95)        (1.67)       (0.14)       (0.92)        0.00        (1.06)       10.56

*Unaudited.

Ivy International Balanced Fund

Historical information is presented for   Advantus International Balanced Fund  Class A shares

                                                      Ratios and Supplemental Data
                                                                               Ratio of Net      Ratio of Net
                                                Ratio of         Ratio of       Investment        Investment
                                Net Assets     Expenses to     Expenses to   Income (Loss) to  Income (Loss) to
                                  End of       Average Net     Average Net      Average Net     to Average Net   Portfolio
                     Total        Period       Assets with   Assets without    Assets with     Assets without     Turnover
                      Return(a) (in Thousands)   Waiver          Waiver          Waiver           Waiver            Rate
For the Period From
10-1-02 to 3-31-03*     2.64%       $37,019      1.67%(b)       1.70%(b)          1.14%(b)        1.11%(b)        20.6%
10-1-01 to 9 30-02     (4.62)       36,488       1.62           1.72              1.84            1.74            47.8
10-1-00 to 9-30-01    (10.57)       40,021       1.62           1.73              1.60            1.49            35.6
10-1-99 to 9-30-00      6.26        47,693       1.52           1.65              1.92            1.79            44.2
10-1-98 to 9-30-99     16.65        49,502       1.63           1.70              1.77            1.70            73.8
10-1-97 to 9-30-98    (13.02)       46,025       1.62           1.91              2.38            2.09            57.0

*Unaudited.
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Adjusted to an annual basis.

Ivy Mortgage Securities Fund

Historical information is presented for   Advantus Mortgage Securities Fund  Class A shares

                                                            Selected Per-Share Data
                                  Increase (Decrease)
                               From Investment Operations                        Less Distributions
                                               Net Gain
                     Net Asset      Net       (Loss) on                Dividends  Distributions                          Net Asset
                       Value    Investment   Investments   Total From   From Net    From Net       Tax                     Value
                     Beginning    Income    (Realized and  Investment  Investment   Realized    Return of      Total       End of
                     of Period    (Loss)     Unrealized)   Operations    Income       Gains      Capital   Distributions   Period

For the Period From
10-1-02 to 3-31-03*    $11.07     $0.33        $(0.07)        $0.26      $(0.31)     $0.00       $0.00       $(0.31)      $11.02
10-1-01 to 9-30-02      10.99     0.70          0.11          0.81       (0.72)       0.00       (0.01)       (0.73)       11.07
10- 1-00 to 9-30-01     10.37     0.73          0.65          1.38       (0.72)       0.00       (0.04)       (0.76)       10.99
10-1-99 to 9-30-00      10.30     0.69          0.09          0.78       (0.70)       0.00       (0.01)       (0.71)       10.37
10-1-98 to 9-30-99      10.75     0.69         (0.45)         0.24       (0.68)       0.00       (0.01)       (0.69)       10.30
10-1-97 to 9-30 98      10.54     0.64          0.25          0.89       (0.65)       0.00       (0.03)       (0.68)       10.75

*Unaudited.

Ivy Mortgage Securities Fund

Historical information is presented for   Advantus Mortgage Securities Fund  Class A shares

                                                                Ratios and Supplemental Data
                                                                                 Ratio of Net      Ratio of Net
                                                   Ratio of         Ratio of     Investment        Investment
                                   Net Assets    Expenses to     Expenses to   Income (Loss) to  Income (Loss) to
                                     End of      Average Net    Average Net      Average Net     to Average Net    Portfolio
                        Total        Period      Assets with   Assets without    Assets with     Assets without    Turnover
                       Return(a) (in Thousands)    Waiver        Waiver            Waiver            Waiver          Rate

For the Period From
10-1-02 to 3-31-03*      2.25%     $84,128        .95%(b)       1.14%(b)          5.79%(b)         5.60%(b)        36.1%
10-1-01 to 9-30-02       7.88       67,395        .95           1.21              6.24             5.98            98.5
10-1-00 to 9- 30-01     13.90       42,458        .95           1.31              6.75             6.39            55.2
10-1-99 to 9-30-00       7.70       31,814        .95           1.32              6.81             6.44            64.7
10-1-98 to 9-30-99       2.26       33,617        .95           1.21              6.29             6.03           127.1
10-1-97 to 9-30-98       8.73       32,268        .95           1.29              6.02             5.68           152.5

*Unaudited.
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Adjusted to an annual basis.

Ivy Real Estate Securities Fund

Historical information is presented for   Advantus Real Estate Securities Fund  Class A shares

                                                        Selected Per-Share Data
                                  Increase (Decrease)
                                From Investment Operations                            Less Distributions
                                 Net Gain
                     Net Asset       Net       (Loss) on                 Dividends  Distributions   Excess              Net Asset
                       Value     Investment   Investments   Total From    From Net    From Net  Distributions              Value
                     Beginning     Income    (Realized and  Investment   Investment   Realized   of Net Inv.     Total     End of
                     of Period     (Loss)     Unrealized)   Operations     Income       Gains       Income   Distributions Period

For the Period From
8-1-02 to 1-31-03*    $11.93      $0.24        $(0.76)       $(0.52)      $(0.23)     $(0.22)      $0.00      $(0.45)      $10.96
8-1-01 to 7 31-02      11.67       0.32          1.01          1.33        (0.28)      (0.79)       0.00       (1.07)       11.93
8-1-00 to 7-31-01      11.23       0.51          0.47          0.98        (0.54)       0.00        0.00       (0.54)       11.67
8-1 99 to 7-31-00      10.25       0.43          1.00          1.43        (0.42)      (0.03)       0.00       (0.45)       11.23
2-25-99 to 7-31-99     10.02       0.18          0.31          0.49        (0.18)       0.00       (0.08)      (0.26)       10.25

*Unaudited.

Ivy Real Estate Securities Fund

Historical information is presented for   Advantus Real Estate Securities Fund  Class A shares

                                                      Ratios and Supplemental Data
                                                                                  Ratio of Net      Ratio of Net
                                                   Ratio of         Ratio of        Investment        Investment
                                   Net Assets     Expenses to     Expenses to    Income (Loss) to  Income (Loss) to
                                     End of       Average Net     Average Net       Average Net     to Average Net    Portfolio
                        Total        Period       Assets with    Assets without     Assets with     Assets without    Turnover
                      Return(a) (in Thousands)      Waiver         Waiver             Waiver            Waiver          Rate
For the Period From
8-1-02 to 1-31-03*      (4.40)%      $40,318        1.55%(b)       1.55%(b)          4.41%(b)           4.40%(b)        52.6%
8-1-01 to 7-31-02       12.31        32,269         1.50           1.69              2.83               2.64           101.2
8-1-00 to 7-31-01        9.10        17,336         1.50           1.99              4.30               3.81           173.1
8-1-99 to 7-31-00       14.89        11,704         1.50           2.72              4.25               3.04           116.8
2-25-99 to 7-31-99       4.78         6,113         1.50(b)        3.49(b)           4.09(b)            2.10(b)         51.5

*Unaudited.
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Adjusted to an annual basis.

Ivy Small Cap Value Fund

Historical information is presented for   Advantus Venture Fund  Class A shares

                                                               Selected Per-Share Data
                                  Increase (Decrease)
                               From Investment Operations                                 Less Distributions
                    Net Asset        Net         (Loss) on                 Dividends    Dividends Distributions              Net Asset
                      Value        Investment     Investments   Total From    From Net  in Excess of  From Net                  Value
                     Beginning      Income      (Realized and  Investment   Investment   Net Inv.     Realized      Total       End of
                     of Period      (Loss)       Unrealized)   Operations     Income      Income       Gains    Distributions   Period

For the Period From
8-1-02 to 1-31-03*    $12.25      $(0.04)       $(1.02)       $(1.06)        $0.00         $0.00      $(0.88)      $(1.94)      10.31
8-1-01 to 7-31-02      15.05       (0.08)        (1.84)        (1.92)         0.00          0.00       (0.88)       (0.88)      12.25
8-1 00 to 7-31-01      11.47       (0.06)         4.04          3.98          0.00          0.00       (0.40)       (0.40)      15.05
8-1-99 to 7-31-00      11.20        0.05          0.32          0.37         (0.06)        (0.04)       0.00        (0.10)      11.47
8-1-98 to 7-31-99      12.03        0.10         (0.59)        (0.49)        (0.09)         0.00       (0.23)       (0.34)**    11.20
8-1-97 to 7-31-98      11.73        0.06          0.98          1.04         (0.08)         0.00       (0.66)       (0.74)      12.03

*Unaudited.
**Total Distributions number also includes (0.02) Tax return of capital.

Ivy Small Cap Value Fund

Historical information is presented for   Advantus Venture Fund  Class A shares

                                                      Ratios and Supplemental Data
                                                                            Ratio of Net      Ratio of Net
                                                Ratio of       Ratio of      Investment        Investment
                                Net Assets    Expenses to    Expenses to   Income (Loss) to  Income (Loss) to
                                  End of      Average Net    Average Net    Average Net     to Average Net    Portfolio
                      Total        Period      Assets with   Assets without  Assets with     Assets without   Turnover
                    Return(a) (in Thousands)    Waiver        Waiver          Waiver            Waiver           Rate
For the Period From
8-1-02 to 1-31-03*    (9.01)%      $47,215       1.45%(b)      1.45%(b)       (0.80)%(b)       (0.80)%(b)       31.4%
8-1-01 to 7-31-02    (13.27)       53,071        1.27          1.37           (0.57)           (0.67)           37.3
8-1-00 to 7-31-01     35.18        54,735        1.40          1.51           (0.56)           (0.67)           37.8
8-1-99 to 7-31-00      3.74        31,371        1.40          1.71            0.63             0.32           169.0
8-1-98 to 7-31-99     (3.89)       31,683        1.40          1.64            0.81             0.57           103.9
8-1-97 to 7-31-98      8.92        34,630        1.38          1.55            0.55             0.38            45.0

*Unaudited.
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Adjusted to an annual basis.

Ivy Value Fund

Historical information is presented for   Advantus Cornerstone Fund  Class A shares

                                               Selected Per-Share Data
                                  Increase (Decrease)
                               From Investment Operations
                                                                 Less Distributions
                   Net Asset      Net        (Loss) on                 Dividends  Distributions   Excess                 Net Asset
                     Value     Investment   Investments   Total From    From Net    From Net  Distributions                Value
                   Beginning     Income    (Realized and  Investment   Investment   Realized   of Net Inv.     Total       End of
                   of Period     (Loss)     Unrealized)   Operations     Income       Gains       Income   Distributions   Period

For the Period From
8-1-02 to 1-31-03*    $11.81      $0.07       $(0.80)      $(0.73)      $(0.06)      $0.00      $0.00      $(0.06)        $11.02
10-1-01 to 7-31-02     12.59       0.08        (0.78)       (0.70)       (0.08)       0.00       0.00       (0.08)         11.81
10-1-00 to 9-30-01     15.08       0.09        (2.50)       (2.41)       (0.08)       0.00       0.00       (0.08)         12.59
10-1 99 to 9-30-00     15.14       0.06         0.13         0.19        (0.05)      (0.13)     (0.06)      (0.25)**       15.08
10-1-98 to 9-30-99     13.88       0.15         1.24         1.41        (0.15)       0.00       0.00       (0.15)         15.14
10-1-97 to 9-30-98     18.68       0.16        (3.04)       (2.88)       (0.16)      (1.76)      0.00       (1.92)         13.88
10-1-96 to 9-30-97     15.06       0.14         5.19         5.33        (0.14)      (1.57)      0.00       (1.71)         18.68

*Unaudited.
**Total Distributions number also includes (0.01) Tax return of capital.

Ivy Value Fund

Historical information is presented for   Advantus Cornerstone Fund  Class A shares

                                                      Ratios and Supplemental Data
                                                                                   Ratio of Net      Ratio of Net
                                                Ratio of         Ratio of           Investment        Investment
                                  Net Assets      Expenses to     Expenses to     Income (Loss)to  Income (Loss) to
                                    End of        Average Net     Average Net       Average Net     to Average Net      Portfolio
                         Total      Period        Assets with    Assets without     Assets with     Assets without      Turnover
                       Return(a) (in Thousands)     Waiver           Waiver           Waiver            Waiver            Rate
For the Period From
8-1-02 to 1-31-03*      (6.17)%       $56,614        1.24%(b)        1.49%(b)        1.21%(b)          0.96%(b)          54.0%
10-1-01 to 7-31-02       (5.72)        57,947        1.24(b)         1.41(b)         0.70(b)           0.53(b)           95.3
10-1-00 to 9-30-01      (15.97)        65,766        1.24            1.39            0.61              0.46             147.9
10-1-99 to 9-30-00        1.26         81,389        1.24            1.34            0.43              0.33             180.1
10-1-98 to 9-30-99       10.13         92,657        1.21            1.23            0.94              0.92              78.7
10-1-97 to 9-30-98      (16.45)        93,833        1.16            1.25            0.98              0.89             114.4
10-1-96 to 9-30-97       38.35        107,322        1.08            1.28            0.85              0.65              87.7

*Unaudited.
(a)  Total return figures presented for the periods stated above assume reinvestment of distributions and do not include the effects of sales charges.
(b)  Adjusted to an annual basis.

IVY FUNDS

Custodian                         Distributor
UMB Bank, n.a.                     Ivy Funds Distributor, Inc.
928 Grand Boulevard                6300 Lamar Avenue
Kansas City, Missouri 64106        P. O. Box 29217
                                    Shawnee Mission, Kansas
Legal Counsel                      66201-9217
Bell, Boyd & Lloyd LLC             913-236-2000
Three First National Plaza         800-777-6472
70 West Madison Street
Suite 3300
Chicago, Illinois 60602-4207

Independent Auditors              Transfer Agent
Deloitte & Touche LLP              Waddell & Reed
1010 Grand Boulevard               Services Company
Kansas City, Missouri              6300 Lamar Avenue
64106-2232                         P. O. Box 29217
                                    Shawnee Mission, Kansas
Investment Manager                 66201-9217
Waddell & Reed Ivy                 913-236-2000
Investment Company                 800-777-6472
6300 Lamar Avenue
P. O. Box 29217                    Accounting Services Agent
Shawnee Mission, Kansas            Waddell & Reed
66201-9217                         Services Company
913-236-2000                       6300 Lamar Avenue
800-777-6472                       P. O. Box 29217
                                    Shawnee Mission, Kansas
                                    66201-9217
                                    913-236-2000
                                    800-777-6472

IVY FUNDS

You can get more information about each Fund in the--

*   Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

*   Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI without charge, or for other inquiries, contact the Fund or Ivy Funds Distributor, Inc. at the address and telephone number below. Copies of the SAI may also be requested via e-
mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent
Annual and Semiannual Reports once available) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the
SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file number is:  811-01028

IVY FUNDS DISTRIBUTOR, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-777-6472

                              Ivy Balanced Fund
                              Ivy Bond Fund
                     Ivy International Balanced Fund
                      Ivy Mortgage Securities Fund
                     Ivy Real Estate Securities Fund
                        Ivy Small Cap Value Fund
                             Ivy Value Fund

                                series of
                                 IVY FUNDS
                            6300 Lamar Avenue
                             P. O. Box 29217
                   Shawnee Mission, Kansas  66201-9217
                              913-236-2000
                               888-WADDELL
                    STATEMENT OF ADDITIONAL INFORMATION
                         _________________, 2003

    Ivy Funds (the "Trust") is an open-end management investment company that currently consists of eight portfolios. This Statement of Additional
Information ("SAI") relates to the Class A, B, C and Y shares of the Ivy
Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy
Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap
Value Fund, and Ivy Value Fund, (each a "Fund" and, collectively, the
"Funds"). The other eight portfolios of the Trust are described in separate prospectuses and SAIs.

    This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated __________, 2003, as supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

                            Investment Manager
               Waddell & Reed Ivy Investment Company ("WRIICO")
                            6300 Lamar Avenue
                             P.O. Box 29217
                   Shawnee Mission, Kansas 66201-9217

                                Distributor
                  Ivy Funds Distributor, Inc. ("IFDI")
                            6300 Lamar Avenue
                   Shawnee Mission, Kansas  66201
                              P. O. Box 29217-9217

                    TABLE OF CONTENTS

     General Information.................................

     Investments Objectives, Strategies and Limitations..

     Investment Restrictions.............................

     Portfolio Turnover..................................

     Management of the Funds.............................

     Principal Holders of Securities.....................

     Investment Advisory and Other Services..............

     Brokerage Allocation..............................

     Proxy Voting Policy.................................

     Capital Stock.....................................

     Purchase, Redemption and Pricing of Shares........

     Taxation of the Fund..............................

     Underwriter.......................................

     Performance Information...........................

     Appendix A..........................................

                           GENERAL INFORMATION

    Each Fund is organized as a separate, diversified portfolio of Ivy
Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Each Fund is newly organized, and has not commenced operations as of the date of this SAI.

    Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any
Fund may purchase are meant to describe the spectrum of investments that
WRIICO or a sub-advisor, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, WRIICO or a sub-advisor may, as the case may be, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

            INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

    Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional
Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each
Fund's investment techniques, are set forth below.

    Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

Fund Names And Investment Policies

    Ivy Mortgage Securities Fund, Ivy Bond Fund, Ivy Real Estate
Securities Fund and Ivy Small Cap Value Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those
Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. However, Rule 35d-1 requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

Equity Securities Of Small Capitalization Companies

    The Ivy Small Cap Value Fund will invest primarily in equity securities issued by small capitalization companies. Ivy International
Balanced Fund and Ivy Balanced Fund, and to the extent specified by the
Prospectus, Ivy Value Fund and Ivy Real Estate Securities Fund may also invest in such securities. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. WRIICO, or the respective Fund's investment sub-advisor, believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

    While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results. Because of the risks involved, the Fund is not intended to constitute a complete investment program.

Debt And Money Market Securities

    Each of the Funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. The debt instruments in which these Funds may invest include the following:

    * Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's
      Corporation ("S&P"), Moody's Investors Services, Inc.
      ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by
      WRIICO or sub-advisor, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or
      Moody's, respectively, it will be investing in securities
      which have speculative elements. As an operating policy, Ivy
      International Balanced Fund will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by
      Moody's. In addition, Ivy Bond Fund, Ivy Balanced Fund, and
      Ivy Mortgage Securities Fund may also invest up to 10% of
      their respective net assets in securities rated BB or Ba by
      S&P or Moody's, respectively, and Ivy Small Cap Value Fund may also invest up to 10% of its net assets in securities
      (including convertible securities) rated at least B- by S&P or by B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see
      Appendix A below.

    * Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

    * Debt obligations of banks.

    Ivy Bond Fund may also purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by
S&P or Moody's.

    In addition to the instruments described above, which will generally be long-term, but may be purchased by a Fund within one year of the date of a security's maturity, a Fund may also purchase other high quality securities including:

    * Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of
      their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar
      denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of
      foreign banks which meet the above-stated asset size; and
      obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the
      principal is insured by the Federal Deposit Insurance
      Corporation or the Federal Savings and Loan Insurance
      Corporation.

    * Obligations of the International Bank for Reconstruction and
      Development.

    * Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign
      corporations and rated (or guaranteed by a company whose
      commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such
      commercial paper (not to exceed in the aggregate 10% of such
      Fund's (other than Ivy Mortgage Securities Fund's) net
      assets) is U.S. dollar denominated and not subject at the
      time of purchase to foreign tax withholding.

    A Fund may also invest in securities which are unrated if WRIICO or a sub-advisor, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-
recognized rating agencies rate the security at different rating levels
(e.g., BBB by S&P and Ba by Moody's), it is each Fund's general policy to classify such securities at the higher rating level where, in the judgment of WRIICO or sub-advisor, as the case may be, such classification reasonably reflects the security's quality and risk.

    The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer.
During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

    A Fund may, however, acquire debt securities which, after
acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is each Fund's general policy to dispose of such down-graded securities except when, in the judgment of WRIICO or sub-advisor, as the case may be, it is to the Fund's advantage to continue to hold such securities. In no event, however, will any Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the
Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

Low Rated Securities

    Ivy Value Fund and Ivy Small Cap Value Fund may also invest up to 10%
of their respective net assets in debt securities (including convertible debt securities), which at the time of acquisition are rated at least B-
or B3 by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or if not rated, are of equivalent investment quality as determined by WRIICO, or sub-
advisor, as the case may be. Ivy Balanced Fund, Ivy Mortgage Securities
Fund, and Ivy Bond Fund may invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated BB or
Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-
advisor, as the case may be. Each Fund (except for Ivy Real Estate
Securities Fund) may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market
Securities" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

    Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a
Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

    Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

Convertible Securities

    Each of Funds (except Ivy International Balanced Fund) may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Ivy Value Fund, Ivy Balanced Fund, and Ivy Small
Cap Value Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by
Moody's, or if not rated by S&P of Moody's, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may
be. See "Low Rated Securities" above. Ivy Bond Fund, Real Estates
Securities Fund, and Ivy Mortgage Securities Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody's, respectively, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be.

U.S. Government Obligations

    These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S.
Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S.
Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the
Government National Mortgage Association ("GNMA"), the Export-Import Bank,
the Student Loan Marketing Association, the U.S. Postal Service, the
Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home
Administration, the Federal Home Loan Bank, the Federal Financing Bank,
the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm
Credit Banks and the Federal National Mortgage Association. Some
obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S.
Treasury, such as securities of the Government National Mortgage
Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National
Mortgage Association ("FNMA").

Obligations Of Non-Domestic Banks

    Each Fund may invest in obligations of Canadian chartered banks,
London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which such Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

Mortgage-Related Securities

    Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund
may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association
("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal
Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments;
certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-
related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee a Fund's yield or the price of its shares.

    Each of these Funds expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or
Moody's, or rated at a comparable level by another independent publicly-
recognized rating agency, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. Each of these Funds may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be, when deemed by WRIICO or sub-advisor to be consistent with the Fund's respective investment objective. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Each of these Funds may also invest up to 10% of its assets in mortgage-related securities rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by
WRIICO or sub-advisor, as the case may be. See "Low Rated Securities,"
above. Ivy Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody's, respectively. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A.

U.S. Government Mortgage-Related Securities

    A governmental (i.e., backed by the full faith and credit of the U.S.
Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers)
and backed by pools of FHA-insured or VA-guaranteed mortgages.
    Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders.
It is subject to general regulation by the Secretary of Housing and Urban
Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

    FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded.
FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

Non-Governmental Mortgage-Related Securities

    Ivy Mortgage Securities Fund, Ivy Balanced Fund, and Ivy Bond Fund
may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-
related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-
related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies.
Each of these Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers WRIICO or sub-advisor, as the case may be, determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A
Fund will not purchase mortgage-related securities or any other assets which in WRIICO's or sub-advisor's opinion are illiquid
if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

Collateralized Mortgage Obligations

    Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund
may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S.
Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

    In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

    The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate
CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. Each of these Funds may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than
CMOs with greater prepayment risk and more volatile performance profiles.

    Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund
may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of
a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Ivy Mortgage Securities Fund, Ivy Balanced Fund, and Ivy
Bond Fund will not purchase a Z bond if the respective Fund's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

    Ivy Bond Fund,  Ivy Balanced  Fund, and Ivy  Mortgage Securities  Fund
may also invest  in inverse  or reverse floating  CMOs. Inverse or  reverse floating CMOs constitute a tranche of  a CMO with a coupon rate that  moves in the reverse  direction to an  applicable index. Accordingly, the  coupon rate will increase  as interest rates decrease.  A Fund would be  adversely affected, however,  by  the  purchase of  such  CMOs  in the  event  of  an increase in interest rates since the coupon rate will decrease as  interest rates increase,  and,  like other  mortgage-related securities,  the  value will decrease as interest rates increase. Inverse or reverse floating  rate
CMOs are typically  more volatile than fixed  or floating rate tranches  of
CMOs, and  usually  carry  a lower  cash  flow  priority. As  an  operating policy, Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities  Fund
will treat  inverse floating  rate CMOs  as illiquid  and, therefore,  will limit its investments in such securities, together with all other  illiquid securities, to 15% of such Fund's net assets.

Stripped Mortgage-Backed Securities

    Ivy Bond Fund,  Ivy Balanced  Fund, and Ivy  Mortgage Securities  Fund
may invest  in  stripped  mortgage-backed  securities.  Stripped  mortgage-
backed securities  represent undivided  ownership interests  in  a pool  of mortgages, the cash flow of which has been separated into its interest  and
principal  components.  "IOs"   (interest  only  securities)  receive   the
interest portion of the  cash flow while "POs" (principal only  securities)
receive the principal portion.  Stripped mortgage-backed securities may  be issued by  U.S. Government  agencies  or by  private issuers.  As  interest rates rise and fall, the value  of IOs tends to move in the same  direction as interest rates, unlike  other mortgage-backed securities (which tend  to move in  the opposite  direction  compared to  interest rates).  Under  the
Internal Revenue Code of 1986, as amended, POs may generate taxable  income
from  the   current  accrual  of   original  issue   discount,  without   a
corresponding distribution of cash to the Fund.

    The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or
Aaa or is derived from a full faith and credit obligation (i.e., a GNMA).
Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-
backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, a Fund will limit its investments in IOs and POs to 15%
of the Fund's net assets, and will treat them as illiquid securities
(which, in the aggregate, may not exceed 15% of each Fund's net assets)
except to the extent such securities are deemed liquid by WRIICO or sub-
advisor, as the case may be, in accordance with standards established by the Trust's Board of Trustees. See "Restricted and Illiquid Securities"
below.

Asset-Backed And Stripped Asset-Backed Securities

    Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund
may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or, if not rated, are of equivalent investment quality as determined by WRIICO or sub-advisor, as the case may be. Asset-
backed securities usually represent interests in pools of consumer loans
(typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-
through certificates or collateralized obligations.

    Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

    Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

    To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support.
Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.
Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

    Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See "Stripped Mortgage-Backed Securities," above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates.
As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See "Stripped
Mortgage-Backed Securities," above. As an operating policy, a Fund will limit its investment in IOs and POs to 15% of the Fund's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund's net assets) except to the extent such securities are deemed liquid by WRIICO or sub-advisor, as the case may be, in accordance with standards established by the Trust's Board of Trustees.
See "Restricted and Illiquid Securities" below.

Direct Investments In Mortgages - Whole Loans

    Ivy Mortgage Securities Fund, Ivy Bond Fund, and Ivy Balanced Fund
may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to
50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from a Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by WRIICO or sub-
advisor, as the case may be. The Fund will invest in such mortgages only if its investment advisor or sub-advisor has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value)
that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

Foreign Securities

     Ivy Real Estate Securities Fund, Ivy Balanced Fund, Ivy Bond Fund,
Ivy Mortgage Securities Fund, and Ivy Small Cap Value Fund may invest up to 10% of the market value of its total assets in securities of foreign issuers which are not traded in the U.S. (Securities of foreign issuers which are U.S. dollar denominated and issued and publicly traded in the
U.S., usually in the form of sponsored American Depositary Receipts
(ADRs), are not considered foreign securities for this purpose and are not subject to this 10% limitation. Each of Ivy Real Estate Securities Fund,
Ivy Small Cap Value Fund, and Ivy Balanced Fund may not, however, invest more than 10% of its total assets in ADRs.). Such securities are typically publicly traded but may in some cases be issued as private placements
(each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed
15% of the Fund's net assets). Ivy Value Fund may invest up to 25% of its total assets in securities of foreign issuers which are not publicly traded in the U.S., and is under no restrictions with respect to ADRs. In addition, Ivy International Balanced Fund may invest in foreign securities without limitation.

    Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. A Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations
(i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

    Furthermore, Ivy International Balanced Fund may invest in securities issued by governments, governmental agencies and companies located in developing market countries. The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for
Reconstruction and Development (more commonly referred to as the World
Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom,
Italy, the Netherlands, Belgium, Austria, France, Canada, Germany,
Denmark, the United States, Sweden, Finland, Norway, Japan and
Switzerland. In addition, developing market securities means (i)
securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. Ivy International Balanced Fund will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

    An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S.
dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S.
depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S.
stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary.
Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

    In addition, Ivy International Balanced Fund may invest in European
Depositary Receipts, which are receipts evidencing an arrangement with a
European bank similar to that for ADRs and which are designed for use in the European securities markets. European Depository Receipts are not necessarily denominated in the currency of the underlying security.

Investments In Russia

    Ivy International Balanced Fund may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-
controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

    The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

    The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United
States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of
Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities.
This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

    Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United
States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the
1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting
Western investment business continue to evolve in an unpredictable manner.
Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted.
Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for
U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

    Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in
Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal.
Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of
Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

Currency Exchange Transactions

      Spot Exchange Transactions. Ivy International Balanced Fund usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

      Forward Exchange Contracts. Ivy International Balanced Fund also has the authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios may invest for speculative purposes. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. These forward foreign currency exchange contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency - see "Foreign
Currency Hedging Transactions," below). Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

Foreign Currency Hedging Transactions

      Forward Exchange Contracts. Ivy International Balanced Fund has
authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and prices set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward foreign exchange contracts entered into for the purpose of hedging will be limited to hedging involving specific transactions, portfolio positions or foreign cross-
currency hedging.

    Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. (An example of a transaction hedge is when the
Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security in a particular currency). Position hedging is the sale of forward foreign exchange contracts into U.S. dollars with respect to portfolio security positions denominated or quoted in such foreign currency. (An example of a position hedge is if the Fund's sub-advisor believes that a foreign currency - for example the Japanese yen - may suffer a decline against another currency - for example the U.S. dollar -
it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline - the Japanese yen - that approximates the value of some or all of the Fund's investment securities denominated in the Japanese yen). Foreign cross-currency hedging occurs when the Fund's investment sub-advisor believes a particular foreign currency may enjoy a substantial movement against another foreign currency and the sub-advisor decides to enter into a forward contract to sell the less favorable foreign currency in which certain Fund securities are denominated and to buy the more favorable foreign currency in an amount not to exceed the total market value of the Fund's securities denominated in the less favorable currency.

    The prediction of short-term currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.
Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      Currency Futures Contracts. Ivy International Balanced Fund may
also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Fund's investment sub-advisor to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Closed-End Investment Companies

    Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the
Investment Company Act of 1940, Ivy International Balanced Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

Real Estate Investment Trust Securities

    Ivy Value Fund, Ivy Balanced Fund, and Ivy Real Estate Securities
Fund may invest in securities issued by real estate investment trusts. A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the
"Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S.
government securities.

    REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the
Fund investments in REITs will consist of equity REITs.

Loans Of Portfolio Securities

    For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in a Fund's prospectus that the Fund invest a specified minimum percentage of its assets in certain types of securities
(e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by WRIICO or sub-advisor, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of WRIICO or sub-advisor, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by WRIICO or sub-advisor throughout the term of each loan.

    Deutsche Bank AG acts as the securities lending agent on behalf of the Ivy International Balanced Fund. It has obtained an SEC exemptive order through its affiliate, Bankers Trust Company, which allows securities lending cash collateral to be invested in a single money market fund (affiliated with Deutsche Bank and Bankers Trust Company) in amounts which are not subject to the limits of sections 12(d)(1)(A) and
12(d)(1)(B) of the Investment Company Act of 1940. The effect of this is that up to one-third of the total assets of the Ivy International Balanced
Fund can be invested in such a money market fund in connection with the securities lending program.

Restricted And Illiquid Securities

    Each Fund may invest up to 15% of its net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act").
Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, a Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. A Fund may be required to bear the expenses of registration of such restricted securities.

    The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the
1933 Act). Additionally, WRIICO or sub-advisor, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by WRIICO or sub-advisor to be liquid in accordance with standards established by the
Trust's Board of Trustees. Under these guidelines, WRIICO or sub-advisor must consider (a) the frequency of trades and quotes for the security, (b)
the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of a
Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

    If  through  the   appreciation  of   restricted  securities  or   the
depreciation of  unrestricted securities,  a Fund  is in  a position  where more than  15% of  its net  assets  are invested  in restricted  and  other illiquid securities,  the  Fund  will  take appropriate  steps  to  protect liquidity.

When-Issued Securities And Forward Commitments

    Ivy Mortgage Securities Fund, Ivy Balanced, Ivy Bond Fund, Ivy Real
Estate Securities Fund, and Ivy International Balanced Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by a Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the
Fund from the transaction.

    The use of when-issued transactions and forward commitments enables a
Fund to hedge against anticipated changes in interest rates and prices.
For instance, in periods of rising interest rates and falling prices, a
Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIICO or sub-advisor, as the case may be to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIICO or sub-advisor anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment advisor or sub-advisor anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIICO or sub-advisor is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's net asset value.

    When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each of these Funds may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-
issued securities and forward commitments, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time a Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

    Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund,
and Ivy Mortgage Securities Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a
Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see "Mortgage Dollar Rolls" below.

    The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the
Fund's shares. No more than 30% of the value of such Fund's (other than
Ivy International Balanced Fund's) total assets will be committed to when-
issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 20% of the value of Ivy International Balanced
Fund's total assets will be committed to when-issued or forward commitment transactions.

Mortgage Dollar Rolls

    In connection with its ability to purchase securities on a when-
issued or forward commitment basis, Ivy Bond Fund, Ivy Balanced Fund, and
Ivy Mortgage Securities Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar
(same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold.
However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of WRIICO or sub-advisor, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

Reverse Repurchase Agreements

    Ivy Balanced Fund may also enter into reverse repurchase agreements.
Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date.
Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The
Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

    The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund's investments and reduces the stability of the Fund's net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund's net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction).

Repurchase Agreements

    Each Fund (except the Ivy Mortgage Securities Fund) may enter into repurchase agreements. Repurchase agreements are agreements by which a
Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Trustees of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom a Fund enters into repurchase agreements is monitored by the Fund's investment sub-advisor throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. A Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement
(including any accrued interest), a Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States
Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts And Options On Futures Contracts

      Futures Contracts. Consistent with its investment objectives and strategies, each Fund may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts.
(Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

    A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

    Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury
Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the
British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

    Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

    Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

    Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.
Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received.
Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

    U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading
Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

      Options On Futures Contracts. Each Fund also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions.
Each Fund may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.
Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

    Options on futures contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

      Risks of Futures Contracts and Options on Futures Contracts. The
use of futures contracts and options on futures contracts will expose a
Fund to additional investment risks and transactions costs. Risks include:

    * the risk that interest rates, securities prices or currency markets will not move in the direction that WRIICO or sub-advisor
      anticipates;

    * an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

    * the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price
      fluctuation limits;

    * leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument; and

    * the risk that the counterparty to an instrument will fail to perform its obligations.

      Regulatory Matters. To the extent required to comply with
applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts. The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended.

    The CFTC requires the registration of "commodity pool operators,"
defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted
Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes"
(as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-
hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the
CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

    For examples of futures contracts and their tax treatment, see
Appendix B to this Statement of Additional Information.

Options

    Each Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

    A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

    Each Fund may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Each Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised.

    By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

      Options On Securities. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put"
option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the
Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the
Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

    Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

    Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago
Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

    In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

      Options On Stock Indexes. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put)
the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

    A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund's advisor or sub-advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

    The index underlying a stock option index may be a "broad-based"
index, such as the Standard & Poor's 500 Index or the New York Stock
Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard &
Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

Warrants

    Each of the Funds (except Ivy Mortgage Securities Fund) may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

    It is not expected that Ivy Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of its total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

Warrants With Cash Extractions

    Ivy International Balanced Fund may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

    For example, assume one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also assume that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

    If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, assume Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also assume that short-
term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-
yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

Index Depositary Receipts

    Ivy Value Fund, Ivy Balanced Fund and Ivy Small Cap Value Fund may
invest up to 10% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. No more than 5% of a Fund's total assets may be invested in any one DR. The Fund may invest in S&P 500
Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap
400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400
Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial
Average, or in other DRs which track indexes, provided that such investments are consistent with a Fund's investment objective as determined by WRIICO or sub-advisor. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

    DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by a Fund).

    Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund's assets to track the return of a particular stock index.
DRs share in the same market risks as other equity investments.

Short Sales Against The Box

    Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is
"against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

Defensive Purposes

    Each Fund (other than Ivy Real Estate Securities Fund) may invest up to 20% of its net assets in cash or cash items. Ivy Real Estate Securities
Fund may invest approximately 5% of its net assets in cash or cash items.
In addition, for temporary or defensive purposes, each Fund may invest in cash or cash items without limitation. The "cash items" in which each Fund may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers'
acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.

                          INVESTMENT RESTRICTIONS

    Each of the Funds is "diversified" as defined in the Investment
Company Act of 1940. This means that at least 75% of the value of the
Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the
Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

    In addition to the foregoing limitations, each Fund is subject to certain "fundamental" investment restrictions, described below, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the applicable Prospectus and this Statement of
Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than
50% of a Fund's outstanding shares. Each Fund is also subject to certain other investment restrictions which are not fundamental and may be changed by vote of the Board of Trustees without further shareholder approval.

Fundamental Restrictions
    1.   Policy Regarding Borrowing and the Issuance of Senior
         Securities.

         The Fund will not borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

    2.   Policy Regarding Concentration in a Particular Industry.

          Ivy Bond Fund, Ivy International Balanced Fund, Ivy Balanced
         Fund, Ivy Value Fund and Small Cap Fund.

         The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the United States
         Government, and state or municipal governments and their
         political subdivisions, are not considered members of any
         industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of
         1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

           Ivy Mortgage Securities Fund.

         Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The
         Fund will not concentrate its investments in any other
         particular industry. For purposes of this limitation, the United
         States Government, and state or municipal governments and their political subdivisions, are not considered members of any
         industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of
         1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

           Ivy Real Estate Securities Fund.

         Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate related industry.
         The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United
         States Government, and state or municipal governments and their political subdivisions, are not considered members of any
         industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of
         1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

    3.   Policy Regarding Investments in Real Estate.

         The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or
         mortgages.

    4.   Policy Regarding Investments in Commodities.

         The Fund will not purchase physical commodities or contracts relating to physical commodities.

    5.   Policy Regarding Lending.

         The Fund may not make loans except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

    6.   Policy Regarding Underwriting of Securities.

         The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the
         disposition of portfolio securities.

Non-Fundamental Restrictions

    7.   The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

    8.   The Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or
         (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.

    9.   The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with
         respect to futures contracts, options thereon and certain
         options transactions are not considered pledges for purposes of this limitation.

    10.  The Fund may not make short sales of securities, other than short sales "against the box."

    11.  The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

    12.  The Fund will not invest more than 15% of its net assets in illiquid securities.

    13.  The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5%
         of its total assets to premiums when purchasing put or call options.

    With respect to each of the Funds, any investment policy set forth in the Prospectus, under "Investment Objectives and Policies" above, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the
Investment Company Act of 1940 provides otherwise.

                            PORTFOLIO TURNOVER

    Each Fund purchases securities that are believed by WRIICO or a sub-
advisor, as the case may be, to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as
"portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.
A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable income or loss to the shareholder.

    Ivy Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis.

    Each of the Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced
Fund, Ivy Value Fund, and Ivy Real Estate Securities Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of WRIICO or sub-advisor, as the case may be, such a sale is advisable. Frequent changes may result in higher brokerage and other costs for the Fund. The Fund does not emphasize short-term trading profits.

    Ivy International Balanced Fund also makes changes in its portfolio securities which are considered advisable in light of market conditions.
The Fund does not emphasize short-term trading profits.

                           MANAGEMENT OF THE FUNDS

Trustees and Officers

    The Board of Trustees (the "Board") oversees the operations of the
Funds, which number 15 portfolios, and is responsible for the overall management and supervision of its affairs in accordance with the laws of the State of Massachusetts. The members of the Board are also Directors for, and similarly oversee the operations of, each of the 13 funds in the
Ivy Funds, Inc., which, together with the Funds, comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), W&R Target
Funds, Inc. (15 portfolios) and Waddell & Reed InvestEd Portfolios, Inc.
(3 portfolios). Four of the Trustees for the Funds also oversee all of the funds in the Advisors Fund Complex.

    The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board and general oversight by the Board.

    The address for each Trustee and Executive Officer in the following tables is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas
66201-9217. Each Trustee and Officer serves an indefinite term, until he or she dies, resigns or becomes disqualified. The Trustees who are not
"interested persons" of the Funds within the meaning of Section 2(a)(19)
of the 1940 Act ("Independent Trustees") and their principal occupations during the past five years are:

Name, Address, And Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Funds Overseen	Other Directorships Held
Jarold W. Boettcher (62)	Trustee	Trustee since December 16, 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983	28	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.
James D. Gressett (52)	Trustee	Trustee since December 16, 2002	CEO of PacPizza, Inc. (Pizza Hut franchise) since 2000; Secretary of Street Homes, LLP (homebuilding company) since 2001; President of Alien, Inc. (real estate development), 1997 to 2001	28	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. (36)	Trustee	Trustee since December 16, 2002	General Counsel, University of Oklahoma, Cameron University and Rogers State University; University-wide Vice President of the University of Oklahoma since 1994; Adjunct Professor of Law, University of Oklahoma College of Law; Managing Member, Harroz Investment, LLC (commercial real estate), since 1998; Managing Member, JHJ Investments, LLC (commercial real estate) since 2002	67	Co-Lead Independent Director of each of the funds in the Advisors Fund Complex (39 portfolios overseen)
Glendon E. Johnson, Jr. (51)	Trustee	Trustee since December 16, 2002	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995	28	None
Eleanor B. Schwartz (66)	Trustee	Trustee since December 16, 2002	Professor Emeritus, formerly Professor of Business Administration, University of Missouri--Kansas City since 1980; Chancellor of University of Missouri--Kansas City, 1991-1999	67	Director of each of the funds in the Advisors Fund Complex (39 portfolios overseen).
Michael G. Smith (58)	Trustee	Trustee since December 16, 2002	Retired; formerly, Managing Director--Institutional Sales, Merrill Lynch, 1983-1999	28

Director, Executive Board, Cox Business School, Southern Methodist University (since 1998); Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (since February, 2003) (29 portfolios overseen).

Edward M. Tighe (60)	Trustee	3 years	Chairman, CEO and Director of JBE Technology Group, Inc. (telecommunications and computer network consulting); CEO and Director of Asgard Holding LLC (computer network and security services); President of Global Mutual Fund Services.; President and CEO of Global Technology.	28	Director of Hansberger Institutional Funds (2 portfolios overseen).

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Funds Overseen	Other Directorships Held
Keith A. Tucker (58)	Director and Chairman	since December 16, 2002	Chairman of the Board, Director and CEO of Waddell & Reed; Chairman of the Board of Waddell & Reed, Inc.; Chairman of the Board and Director of Waddell & Reed Investment Management Company; Chairman of the Board and Director of Waddell & Reed Services Co. (WRSCO); President and CEO of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Waddell & Reed Development, Inc.; Chairman of the Board of Waddell & Reed Distributors, Inc.	67	Chairman of the Board and Director of the Advisors Funds Complex (39 portfolios overseen)

Name and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Funds Overseen	Other Directorships Held
Henry J. Herrmann (60)	Director and President	since December 16, 2002	Chairman of the Board, CEO and President of WRIICO; President, Chief Investment Officer and Director of Waddell & Reed; President and CEO of WRIMCO; Chief Investment Officer of WRIMCO; Chief Investment Officer of Waddell & Reed Financial Services, Inc.; Executive Vice President of Waddell & Reed Financial Services, Inc.; formerly, Chairman of the Board of Austin, Calvert & Flavin, Inc.	67

Chairman of the Board and Director, Ivy Services Inc. ("ISI"); Director of WRI; Director of Waddell & Reed Development, Inc.; Director of WRSCO; Director of Austin Calvert & Flavin, Inc.; Director and President of the Advisors Funds Complex (39 portfolios overseen)

      The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the
  Fund's officers are:
NAME,ADDRESS AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE: OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard Age: 60	Treasurer and Vice President,	since December 16, 2002

Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of the Funds and each of the funds in the Advisors Funds Complex and of Ivy Funds, Inc.; Vice President of WRSCO

Kristen A. Richards Age: 35	Vice President and Secretary	since December 16, 2002

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Waddell & Reed Fund Complex; formerly, Assistant Secretary of the Funds and each of the funds in the Waddell & Reed Advisors Funds, Ivy Funds, Inc. and W&R Target Funds, Inc.; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte Age: 37	Vice President and Assistant Secretary	since December 16, 2002

Vice President, Secretary and General Counsel of Waddell & Reed; Senior Vice President, Secretary and General Counsel of Waddell & Reed, WRIMCO and WRSCO; Senior Vice President, Assistant Secretary and General Counsel of WRIICO and ISI; Vice President, General Counsel and Assistant Secretary of each of the funds in the Waddell & Reed Fund Complex; formerly, Assistant Secretary of Waddell & Reed; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C.

  The Board has an Audit Committee, an Executive Committee, a Valuation
  Committee, and a Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the
  Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. As of December 17, 2002, the Audit
  Committee consists of Michael G. Smith, Jarold W. Boettcher and Glendon E.
  Johnson, Jr. During the last fiscal year, the Audit Committee held 4 meetings.

  The function of the Executive Committee is to act as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. As of December 17, 2002, the Executive Committee consists of Keith A. Tucker, Henry J. Herrmann and Edward M. Tighe. During the last fiscal year, Executive Committee did not meet.

  The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. As of December 17,
  2002, the Valuation Committee consists of Keith A. Tucker and Henry J.
  Herrmann. During the last fiscal year, the Valuation Committee met 4 times.

  The function of the Governance Committee is to consider the responsibilities and actions of the Board of Trustees. As of December 17, 2002, the
  Governance Committee consists of Joseph Harroz, Jr., Eleanor B. Schwartz and
  James D. Gressett. During the last fiscal year, the Governance Committee held
  4 meetings.

                     Compensation Table

                          Ivy Fund
             (fiscal year ended December 31, 2002)
NAME, POSITION	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSA-TION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES*
John S. Anderegg, Jr. (Trustee through December 16, 2002)	$23,000	N/A	N/A	$23,000
Jarold W. Boettcher	$0	N/A	N/A	$0
Stanley Channick (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Roy J. Glauber (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
James D. Gressett (Trustee)	$0	N/A	N/A	$0
Joseph Harroz, Jr. (Trustee)	$0	N/A	N/A	$0
Henry J. Herrmann (Trustee and President)	$0	N/A	N/A	$0
Glendon E. Johnson, Jr. (Trustee)	$0	N/A	N/A	$0
Joseph G. Rosenthal (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Eleanor B. Schwartz (Trustee)	$0	N/A	N/A	$0
Richard N. Silverman (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Michael G. Smith (Trustee)	$0	N/A	N/A	$0
J. Brendan Swan (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Edward M. Tighe (Trustee)	$24,000	N/A	N/A	$24,000
Keith A. Tucker (Trustee and Chairman)	$0	N/A	N/A	$0

*Prior to July 1, 2003, the Fund complex was comprised solely of of Ivy Fund.

                       PRINCIPAL HOLDERS OF SECURITIES

    There are no outstanding shares of the Funds.

      Personal Investments By Employees Of WRIICO, IFDI, the Investment
Sub-Advisors and the Trust. WRIICO, IFDI and the Trust have adopted a
Code of Ethics which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of WRIICO, IFDI and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                   INVESTMENT ADVISORY AND OTHER SERVICES

Business Management And Investment Advisory Services

    Waddell & Reed Ivy Investment Company ("WRIICO"), 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission KS  66201-9217, provides business management and investment advisory services to the Funds. WRIICO is an SEC registered investment advisor with approximately $1.6 billion in assets under management as of December 31, 2002.

    Advantus Capital Management, Inc. ("Advantus Capital"), an SEC-
registered investment advisor  located at 400 Robert Street North, St.
Paul, Minnesota 55101, serves as investment sub-advisor to  Ivy Real
Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund
under an agreement with WRIICO. Advantus Capital had approximately $13 billion in assets under management as of June 30, 2003. For its services,
Advantus Capital receives fees from WRIICO pursuant to the following schedule:

                        Fee Payable to Advantus Capital as a Percentage of
Fund Name               the Fund's Average Net Assets

Ivy Bond Fund                                    0.27%
Ivy Mortgage Securities Fund                     0.30%
Ivy Real Estate Securities Fund                  0.55%

    Templeton Investment Counsel, LLC ("Templeton Counsel"), an SEC-
registered investment advisor located at 500 East Broward Boulevard, Fort
Lauderdale, Florida 33394 serves as investment sub-advisor to the Ivy
International Balanced Fund under an agreement with WRIICO. Templeton
Counsel provides investment advice, and generally conducts the investment management program for the investments of the Fund. At June 30, 2003,
Templeton Counsel had approximately $ __  billion in assets under management.
For its services, Templeton Counsel receives fees from WRIICO pursuant to the following schedule:

                       Fee Payable to Templeton Counsel as a Percentage of
Fund Name              the Fund's Average Net Assets

Ivy International      Assets                                 Fee
 Balanced Fund         On the first $100 million              0.50%
                       On the next $100 million               0.35%
                       On the next $250 million               0.30%
                       On all assets exceeding $450 million   0.25%

     State Street Research & Management Company (State Street Research),
an SEC-registered investment advisor located at One Financial Center,
Boston, Massachusetts  02111 serves as investment sub-advisor to the Ivy
Small Cap Value Fund under an agreement with WRIICO. State Street Research provides investment advice, and generally conducts the investment management program for  the Fund. At June 30, 2003, State Street Research
had approximately $__ billion in assets under management. For its services, State Street Research receives fees from WRIICO pursuant to the following schedule:

                           Fee Payable to State Street as a Percentage of
Fund Name                          the Fund's Average Net Assets

Ivy Small Cap Value Fund                     0.50%

     Each Fund pays WRIICO a monthly fee for providing business management and investment advisory services at the following annual rates (as a percentage of the Fund's average net assets:

Fund Name	Fee Payable to WRIICO as a Percentage of the Fund's Average Net Assets

Ivy Balanced Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion	0.55% of net assets

Ivy Bond Fund	Net Assets	Fee
	Up to $500 million	0.525% of net assets
	Over $500 million and up to $1 billion	0.50% of net assets
	Over $1 billion and up to $1.5 billion	0.45% of net assets
	Over $1.5 billion	0.40% of net assets

Ivy International Balanced Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion	0.55% of net assets

Ivy Mortgage Securities Fund	Net Assets	Fee
	Up to $500 million	0.50% of net assets
	Over $500 million and up to $1 billion	0.45% of net assets
	Over $1 billion and up to $1.5 billion	0.40% of net assets
	Over $1.5 billion	0.35% of net assets

Ivy Real Estate Securities Fund	Net Assets	Fee
	Up to $1 billion	0.90% of net assets
	Over $1 billion and up to $2 billion	0.87% of net assets
	Over $2 billion and up to $3 billion	0.84% of net assets
	Over $3 billion	0.80% of net assets

Ivy Small Cap Value Fund	Net Assets	Fee
	Up to $1 billion	0.85% of net assets
	Over $1 billion and up to $2 billion	0.83% of net assets
	Over $2 billion and up to $3 billion	0.80% of net assets
	Over $3 billion	0.76% of net assets

Ivy Value Fund	Net Assets	Fee
	Up to $1 billion	0.70% of net assets
	Over $1 billion and up to $2 billion	0.65% of net assets
	Over $2 billion and up to $3 billion	0.60% of net assets
	Over $3 billion	0.55% of net assets

    The Agreement obligates WRIICO to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIICO also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

    Under the Agreement, WRIICO also provides certain business management services. WRIICO is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund;
(3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs;
(4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by WRIICO acting in some other capacity pursuant to a separate agreement or arrangements with each Fund;
(5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit WRIICO's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

    Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers who are not affiliated with
WRIICO; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7)
accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services;
(10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses;
and (13) fees and expenses of membership in industry organizations.

    The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the
Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to WRIICO, or by WRIICO on 60 days'
written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    In approving the investment advisory agreement, the Board considered a number of factors, including: (1) Waddell & Reed's organizational structure and senior personnel; (2) Waddell & Reed's operations and, in particular, its mutual fund advisory and distribution activities; and (3)
the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of WRIICO as investment advisor and manager to the Ivy Fund.

    Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the
Board recognized that WRIICO is deemed to owe a fiduciary duty to each Fund and approved the investment advisory agreement.

Distribution Services

    IFDI, a wholly-owned subsidiary of WRIICO, formerly known as Ivy
Mackenzie Distributors, Inc., serves as the principal underwriter and distributor of Ivy Fund's shares pursuant to a Distribution Agreement with the Trust dated ________, 2003, (the "Distribution Agreement"). IFDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IFDI. IFDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IFDI is not obligated to sell any specific amount of Fund shares.

    Each Fund has authorized IFDI to accept on its behalf purchase and redemption orders. IFDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

    Pursuant to the Distribution Agreement, IFDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-
current prospectus, and the net asset value on which such price is based.
Out of that commission, IFDI may reallow to dealers such concessions as
IFDI may determine from time to time. In addition, IFDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

    Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

    The Distribution Agreement will continue in effect initially for two years and for successive one-year periods thereafter, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund.  The
Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IFDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on
60 days' written notice to IFDI.  The Distribution Agreement shall terminate automatically in the event of its assignment.

      Payments to Dealers. IFDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, IFDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IFDI will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

      Rule 18f-3 Plan. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each
Fund. The key features of the Rule 18f-3 plan are as follows:  (i) shares of each class of each Fund represent an equal pro rata interest in the
Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class;
(ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

      Rule 12b-1 Distribution Plans. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule
12b-1 distribution plans pertaining to each Fund's Class A, Class B, Class
C and Class Y shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each
Plan will benefit each Fund and its shareholders. The Trustees of the
Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

    Under each Plan, each Fund pays IFDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B, Class C or Class Y shares, as the case may be. For Class A, B and C shares, this fee is a reimbursement to IFDI for service fees paid by IFDI. For Class Y shares, this fee is compensation to IFDI for service fees paid by IFDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B, or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The
Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses. The Class Y Plan permits compensation of the service fee by the Fund to IFDI and is not dependent on IFDI's expenses incurred.

    Under each Fund's Class B and Class C Plans, each Fund also pays IFDI a distribution fee, accrued daily and paid monthly, at the annual rate of
0.75% of the average daily net assets attributable to its Class B or Class
C shares. This fee is paid to IFDI as compensation and is not dependent on
IFDI's expenses incurred. IFDI may reallow to dealers all or a portion of the service and distribution fees as IFDI may determine from time to time.
The distribution fee compensates IFDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's
Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials.
Pursuant to each Class B and Class C Plan, IFDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

    Among other things, each Plan provides that (1) IFDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the
Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by any Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent
Trustees, as defined below, shall be committed to the discretion of the then current Independent Trustees.

    IFDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IFDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisors, financial institutions and other entities for services rendered in the distribution of a Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period.
However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IFDI.

    Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the
Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

    If the Distribution Agreement or the Distribution Plans are
terminated (or not renewed) with respect to any of the Ivy Funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

Custodian

    Pursuant to a Custodian Agreement with the Trust, UMB Bank, n.a. (the
"Custodian"), located at 928 Grand Boulevard, Kansas City, Missouri
64106, maintains custody of the assets of each Fund held in the United
States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities.

Fund Accounting Services

    Pursuant to a Fund Accounting Services Agreement, WRIICO provides certain accounting and pricing services for each Fund. As of March 18,
2003, WRIICO has assigned its responsibilities under the Fund Accounting
Services Agreement to Waddell & Reed Services Company ("WRSCO"). As
compensation for those services, each Fund pays WRSCO a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates:

Fund's Average Daily Net Assets for         Monthly
the Month                                   Fee

    $  0 - $   10 million                   $    0
    $ 10 - $   25 million                   $  917
    $ 25 - $   50 million                   $1,833
    $ 50 - $  100 million                   $2,750
    $100 - $  200 million                   $3,666
    $200 - $  350 million                   $4,583
    $350 - $  550 million                   $5,500
    $550 - $  750 million                   $6,417
    $750 - $  1.0 billion                   $7,792
    $1.0 billion and over                   $9,167

     In addition, for each class of shares in excess of one, the Fund pays
WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Each Fund also pays monthly a fee paid at the annual rate of .01% or one basis point for the first $1 billion of assets with no fee charged for assets in excess of $1 billion. This fee may be voluntarily waived, by WRSCO, until Fund assets are at least $10 million.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Funds and WRSCO, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and handling of shareholder inquiries.  A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Trustees without shareholder approval.

     Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Fund paid WRSCO a monthly fee, payable on the first day of each month, for each account of the Fund which was in existence during any portion of the immediately preceding month, as follows:

Ivy Balanced Fund                  $1.5792
Ivy Bond Fund                      $1.6958
Ivy International Balanced Fund    $1.5792
Ivy Mortgage Securities Fund       $1.6958
Ivy Real Estate Securities Fund    $1.5792
Ivy Small Cap Value Fund           $1.5792
Ivy Value Fund                     $1.5792

With respect to Class Y shares, each Fund pays WRSCO an amount payable on the first day of each month equal to 1/12 of .15 of 1% of the average daily net assets of the Class for the preceding month.

Auditors

    Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City,
Missouri, has been selected as auditors for the Trust. The audit services performed by Deloitte & Touche LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided by
Deloitte & Touche LLP principally relate to filings with the SEC and the preparation of the funds' tax returns.

                           BROKERAGE ALLOCATION

    Subject to the overall supervision by the Board, WRIICO, Advantus
Capital, Templeton Counsel, and State Street Research (the "Advisors"),
place orders for the purchase and sale of each Fund's portfolio securities.
Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Advisors attempt to deal directly with the principal market makers, except in those circumstances where the Advisors believe that a better price and execution are available elsewhere.

    The Advisors select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.
Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisors in servicing all of their accounts. In addition, not all of these services may be used by the
Advisors in connection with the services they provide to the Funds or the
Trust. The Advisors may also consider sales of shares of Ivy Funds as a factor in the selection of broker-dealers. The Advisors may choose broker-
dealers that provide the Advisors with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if the Advisors view the commissions as reasonable in relation to the value of the brokerage and/or research services. The Advisors will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

    Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

    Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Advisors deem to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each
Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                            PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to their
Advisors. WRIICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIICO's corresponding positions.

Board of Trustees Issues:

WRIICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, trustees.

WRIICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIICO will support such protection so long as it does not exceed reasonable standards.

WRIICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIICO generally votes against proposals for the adoption of a Shareholder
Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-
takeover proposals are generally not in the best interest of shareholders.
Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIICO will generally vote for proposals to establish an Employee Stock
Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

Conflicts of Interest Between WRIICO and the Funds:

WRIICO will use the following three-step process to address conflicts of interest: (1) WRIICO will attempt to identify any potential conflicts of interest; (2) WRIICO will then determine if the conflict as identified is material; and (3) WRIICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict. The attached
Exhibit A includes sample proxy voting conflict of interest procedures.

I. Identifying Conflicts of Interest:  WRIICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  * Business Relationships - WRIICO will review any situation for a material conflict where WRIICO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIICO to vote in favor of management.
 *  Personal Relationships - WRIICO will review any situation where it
    (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
 *  Familial Relationships - WRIICO will review any situation where it
    (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts":  WRIICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances.  For purposes of this review, WRIICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIICO will take a two-step approach:

  * Financial Materiality - A relationship will be considered presumptively non-material  unless the relationship represents 5% or more of WRIICO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIICO's annual revenue.
  * Non-Financial Materiality - WRIICO will review all known relationships of portfolio managers and senior management for improper influence.

III. Procedures to Address Material Conflicts:  WRIICO will use the following techniques to vote proxies that have been determined to present a
"Material Conflict."

  * Use a Proxy Voting Service for Specific Proposals -  As a primary means of voting material conflicts, WRIICO will vote per the recommendation of an independent proxy voting service (Institutional
    Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).
 *  Client directed - If the Material Conflict arises from WRIICO's management of a third party account and the client provides voting instructions on a particular vote, WRIICO will vote according to the directions provided by the client.
 *  Use a Predetermined Voting Policy - If no directives are provided by either ISS or the client, WRIICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIICO chooses to use a predetermined voting policy, WRIICO will not be permitted to vary from the established voting policies established herein.
 *  Seek Board Guidance - If the Material Conflict does not fall within one of the situations referenced above, WRIICO may seek guidance from the Funds' Board of Trustees on matters involving a conflict. Under this method, WRIICO will disclose the nature of the conflict to the
    Fund Board and obtain the Board's consent or direction to vote the proxies. WRIICO may use the Board Guidance to vote proxies for its non-mutual fund clients.

                                CAPITAL STOCK

    The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

    The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have currently authorized the following series, each of which represents a fund:  Ivy Balanced Fund, Ivy Bond Fund, Ivy
Cash Reserves Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income
Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund,
Ivy International Fund, Ivy International Balanced Fund, Ivy International
Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund,
Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value
Fund. The Trustees have further authorized the issuance of Class A, Class
B, Class C and Class Y shares of each of these Funds(except Ivy Cash
Reserves Fund does not offer Class Y shares). The Trustees had also authorized the issuance of the following classes, which are now closed to further investment:  Advisor Class shares for Ivy European
Opportunities Fund, Ivy International Fund, Ivy International Value Fund
and Ivy Pacific Opportunities Fund, as well as Class I shares for, Ivy
Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy
International Value Fund. Under the Declaration of Trust, the Trustees may
terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

    Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).
Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's
Class A, Class B, Class C. or Class Y shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the
Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

    As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of:
(1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that
Fund (or of the Trust).

    With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that:  (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the
Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

    The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

    Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The
Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A
$100 minimum initial investment pertains to exchanges of shares from one
Fund to another Fund. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of
$25 is applicable to purchases made through payroll deduction or certain retirement plan accounts for or by employees of IFDI, WRIICO, and their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the
Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

    For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectuses. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1.  Purchases by an individual for his or her own account (includes purchases under the Ivy Funds Revocable Trust Form);

2.  Purchases by that individual's spouse purchasing for his or her own account (includes Ivy Funds Revocable Trust Form of spouse);

3.  Purchases by that individual or his or her spouse in their joint account;

4.  Purchases by that individual or his or her spouse for the account of their child under age 21;

5.  Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
    Act (UGMA) account;

6.  Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
    (the Code), provided that such purchases are subject to a sales charge
    (see Net Asset Value Purchases), tax-sheltered annuity account (TSA)
    or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7.  Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

    For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

    Examples:

     A.  Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.  H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.  H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.  X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If
         X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

     All purchases of Class A shares made for a participant in a multi-
participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become
           participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through
           7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. A qualified employee benefit plan is established pursuant to Section 401 of the Code.
All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example: Corporation X sets up a defined benefit plan; its subsidiary,
         Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

     All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in
Account Grouping.

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

    A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that IFDI is advised that the purchases are entitled to grouping.

   Rights of Accumulation

    If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account(s) as of the date the new purchase is accepted by IFDI for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in one of the
         Funds three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of that
         (or another) Fund. W's purchase will be combined with H's
         existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform IFDI that the purchaser is entitled to a reduced charge and provide
IFDI with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

    The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from IFDI, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by
IFDI. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
         H has an IRA account and the Class A shares held under the IRA in a Fund have a NAV as of the date the LOI is accepted by IFDI of
         $15,000; H's wife, W, has an account in her own name invested in another Fund which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by IFDI and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to IFDI within 20 days of
IFDI's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or IFDI to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

    The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

     LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

    Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd
 Portfolios, Inc.

    Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Ivy
Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd
Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes,
Class A shares of Ivy Money Market Fund that were acquired by exchange of another Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc.
Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

     To obtain a reduced sales charge, clients of Waddell & Reed, Inc. and
Legend may also combine purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Family of Funds, except Class A shares of
Waddell & Reed Advisors Cash Management, Inc.

Net Asset Value Purchases of Class A Shares

    Class A shares of a Fund may be purchased at NAV by the Trustees and officers of the Funds or of any affiliated entity of IFDI, employees of
IFDI or of any of its affiliates, financial advisors of IFDI and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of
Class A shares in an IRA sponsored by IFDI of its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class
A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IFDI, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by IFDI or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from IFDI, a Senior Financial Advisor.
A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

    Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates may be made at NAV.

    The Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees.  Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees.  For further information see "Group Systematic Investment
Program" in the SAI.

    Purchases of Class A shares in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records, may be made at NAV.

    Shareholders investing through certain investment advisors and financial planners who charge a management, consulting or other fee for their services.

Reasons for Differences in the Public Offering Price of Class A Shares

    As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of breakpoints in sales charges in the Prospectus for the
Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc.
(as is elimination of sales charges on the reinvestment of dividends and distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

    If you qualify, you may arrange to receive through the Systematic
Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of
Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class
A shares to which the CDSC otherwise applies, that are redeemed under the
Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the
Service are available through Waddell & Reed Services Company.

     The maximum amount of the withdrawal for annual withdrawals is 12% of the value of your account at the time the Service is established. As noted
above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

    The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

    Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds or IFDI do not organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or IFDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code.
The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

    Class A shares of each Fund are made available to Merrill Lynch Daily
K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (I)   the Plan is recordkept on a daily valuation basis by Merrill
         Lynch and, on the date the Plan Sponsor signs the Merrill Lynch
         Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable
         Investments");

   (ii)  the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping
         Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments;
         or

   (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan
         Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

    Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

    Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the
Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the
Plan will receive a Plan level share conversion.

Exchanges for Shares of Other Funds in the Ivy Family of Funds and
Waddell & Reed InvestEd Portfolios, Inc.

 Class A Share Exchanges

    Once a sales charge has been paid on shares of a fund in the Ivy
Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in Ivy
Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for
clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed
Advisors Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of a fund in Ivy Family of Funds or Waddell &
Reed InvestEd Portfolios, Inc. into which you want to exchange.

     Except where the special rules described below apply, you may exchange
Class A shares you own in a Fund for Class A shares of another fund in the
Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend, for Class A shares of a fund in Waddell
& Reed Advisors Family of Funds, without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Special rules apply to Ivy Limited-Term Bond Fund and Ivy Municipal
Bond Fund shares. Class A shares of one of these Funds may be exchanged for
Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed
InvestEd Portfolios, Inc. (or, for customers of Waddell & Reed, Inc. or
Legend, for Class A shares of a fund within Waddell & Reed Advisors Family of Funds) only if (1) you received the shares to be exchanged as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares to be exchanged have been held for at least six months from the date of the original purchase.
However, you may exchange, and these restrictions do not apply to exchanges of, Class A shares of Ivy Limited-Term Bond, Ivy Municipal Bond Fund or Ivy
Money Market Fund (and, for clients of Waddell & Reed, Inc. or Legend,
Class A shares of Waddell & Reed Advisors Municipal Bond Fund, Inc.,
Waddell & Reed Advisors Municipal High Income Fund, Inc., Waddell & Reed
Advisors Fixed Income Funds, Inc. or Waddell & Reed Advisors Cash
Management, Inc.).

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of any other fund in
Ivy Family of Funds, provided you already own Class A shares of the fund.
The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the
Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

    Class B Share Exchanges

    You may exchange Class B shares of one Fund for Class B shares of another Fund in the Ivy Family of Funds or Waddell & Reed InvestEd
Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, for
Class B shares of a fund in Waddell & Reed Advisors Family of Funds without charge.

    The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

    You may have a specific dollar amount of Class B shares of Ivy Money
Market Fund automatically exchanged each month into Class B shares of any other fund in the Ivy Family of Funds, provided you already own Class B shares of the fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least
$25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

    You may exchange Class C shares of one Fund for Class C shares of another Fund or Waddell & Reed InvestEd Portfolios, Inc., and for customers of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the
Waddell & Reed Advisors Family of Funds without charge.

    The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

    You may have a specific dollar amount of Class C shares of Ivy Money
Market Fund automatically exchanged each month into Class C shares of any other fund in the Ivy Family of Funds, provided you already own Class C shares of the fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least
$25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

    Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of Ivy Money Market Fund, and, for clients of Waddell & Reed, Inc. or Legend, for Class Y shares of a fund within
Waddell & Reed Advisors Family of Funds.

   General Exchange Information

    You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Ivy Family of
Funds, Waddell & Reed Advisors Family of Funds and Waddell & Reed InvestEd
Portfolios, Inc. may be sold only within the United States and the
Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy
Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not
eligible for sale in the Commonwealth of Puerto Rico.

    The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Funds. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Funds, upon notice in certain circumstances. The Funds will typically limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

    Ivy International Balanced Fund will deduct a redemption/exchange fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares after holding them less than 30 days. These fees are paid to the Fund, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short term shareholder trading.
If you bought your shares on different days, the "first-in, first-out"
(FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions and generally is waived for shares purchased through certain retirement and educational plans, and programs and through certain fee-based asset allocation programs. However, the fee waiver does not apply to any IRA or SEP-IRA accounts. Ivy International Balanced Fund reserves the right to modify the terms of or terminate the redemption/exchange fee at any time.

Retirement Plans and Other Tax-Advantaged Savings Accounts

    Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of one or more of the Funds in the Ivy Family of Funds (other than Ivy Municipal Bond Fund or Ivy Tax-Managed Equity
Fund) and, for clients of Waddell & Reed, Inc. or Legend, shares of certain other funds in Waddell & Reed Advisors Funds. The dollar limits specified below are for 2003 for Federal income tax purposes and may change for subsequent years.

      Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. For a married couple, the maximum annual contribution is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse)
or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

    An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan
(including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within
60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an
IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

    Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar
Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). For a married couple, the annual maximum is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

    In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth
IRA and any of the investor's traditional IRAs may be converted into a Roth
IRA; these rollover distributions and conversions are, however, subject to
Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Coverdell Education Savings Accounts (formerly, Education IRAs).
Although not technically for retirement savings, Coverdell Education
Savings Accounts provide a vehicle for saving for a child's education. A
Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings
Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to
Coverdell Education Savings Accounts for the same beneficiary.
Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-
free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans). An
employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans.
SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

      Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute, for 2002, up to 25%
of his or her annual earned income, with a maximum of $40,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the
Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a
401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2002, which may be increased each year based on cost-of-
living adjustments.

    More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters.
Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board of Trustees determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring
NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule
18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

    The Funds offer a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of a Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

    There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within forty-
five (45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

    Each of the Funds has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares
(taken at cost or value as the Board of Trustees may determine) is less than $500. The Board has no intent to require redemptions in the foreseeable future. If it should elect to require redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

    The NAV of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to
IFDI, the Fund's underwriter.

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. You will be sent a confirmation after your purchase
(except for automatic transactions) which will indicate how many shares you have purchased.

     IFDI need not accept any purchase order, and it or the Trust may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

     The securities in the portfolio of the Funds, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-
party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value.
When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.

     Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is
4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price.
Conversely, the value of a futures contract sold by a Fund will be either the closing purchase price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a
Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Trust's Board of
Trustees. They are accounted for in the same manner as exchange-listed puts.

                            TAXATION OF THE FUND
General

    Each Fund intends to qualify for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income
(including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends and distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in
December even if the Fund pays them during the following January.
Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

    You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income
(which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below.
Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief
Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

    If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

    The Funds will be subject to a nondeductible 4% excise tax (Excise
Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise
Tax.

Income from Foreign Securities

    Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

    The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:  (1) at least 75% of its gross income is passive or (2) an average of at least 50%
of its assets produce, or are held for the production of, passive income.
Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

    The Fund may elect to mark to market its stock in any PFIC. Marking-
to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss)
the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

    Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts,
(2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies,
(3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.
These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

    The use of hedging and option income strategies, such as writing
(selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

    Any income the Fund earns from writing options is treated as short-
term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

    Certain futures contracts, forward currency contracts and listed non-
equity options (that is, certain listed options, such as those on a broad-
based securities index) in which the Fund may invest will be Section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and
60% of any net realized gains or losses from any actual sales of Section
1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The
Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise
Tax, even though it may not have closed the transactions and received cash to pay the distributions.

    Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-
market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the
Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made.
Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument
(other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the
Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Corporate Zero Coupon and Payment-in-Kind Securities

    The Fund may acquire zero coupon or other corporate securities issued at a discount. As a holder of those securities, the Fund must include in its income the portion of the discount that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as payment-in-kind securities. Because the
Fund annually must distribute substantially all of its investment company taxable income, including any accreted discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise
Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.
Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                                 UNDERWRITER

    IFDI acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between IFDI and the Fund (the Distribution Agreement). The Distribution Agreement requires
IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

                           PERFORMANCE INFORMATION

     IFDF or the Funds may, from time to time, publish the Fund's total return information and/or performance rankings in advertisements and sales materials.

Average Annual Total Returns (Before Taxes)

    Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

        P(1 + T){superscript n} = ERV

       Where:  P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = period covered by computation expressed in years
             ERV = ending redeemable value of a hypothetical $1,000
                   payment made at the beginning of the 1-, 5-, or 10-year
                   periods at the end of the 1-, 5-, or 10-year periods
                   (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

    The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

Average Annual Total Returns (After Taxes on Distributions)

    Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

        P(1 + T){superscript n} = ATVD

       Where:  P = a hypothetical initial payment of $1,000
               T = average annual total return (after taxes on
                   distributions)
               n = period covered by computation expressed in years
            ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                   end of the 1-, 5-, or 10-year periods (or fractional
                   portion), after taxes on fund distributions but not
                   after taxes on redemption.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

     The Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the
Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with
Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the Federal alternative minimum tax.

Average Annual Total Returns (After Taxes on Distributions and Redemption
of Shares)

    Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

        P(1 + T){superscript n} = ATVDR

       Where:  P = a hypothetical initial payment of $1,000
               T = average annual total return (after taxes on
                   distributions and redemption)
               n = period covered by computation expressed in years
           ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                   end of the 1-, 5-, or 10-year periods (or fractional
                   portion), after taxes on fund distributions and
                   redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial
$1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

     The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

    Yield refers to the income generated by an investment in a Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                            6
             Yield = 2 ((((a - b)/cd)+1)  -1)

Where with respect to a particular class of the Fund:
             a   =   dividends and interest earned during the
                     period.
             b   =   expenses accrued for the period (net of
                     reimbursements).
             c   =   the average daily number of shares of the
                     class outstanding during the period that were entitled to
                     receive dividends.
             d   =   the maximum offering price per share of the
                     class on the last day of the period.

    Changes in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses.

                           FINANCIAL STATEMENTS

    No Financial Statements for the Funds contained in this SAI are provided, as these Funds have not been in operation prior to the date of this SAI.
Financial Statements for the Advantus predecessor of each Fund are included in the Advantus Funds' financial statements, which have been audited by
KPMG LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report of the predecessor of each Fund, and are incorporated herein by reference. The annual report contains additional performance information and will be made available upon request and without charge.

                                APPENDIX A

    The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                         DESCRIPTION OF BOND RATINGS

       Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A
Standard & Poor's (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished to  S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     1.  Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

     3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors'
         rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Corporation. A brief description of the applicable Moody's
Corporation (Moody's) rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   Description of Preferred Stock Ratings

       Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An
S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

    The preferred stock ratings are based on the following considerations:

1.  Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.  Nature of, and provisions of, the issue;

3.  Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA -- This is the highest rating that may be assigned by Standard &
Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    AA -- A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

    A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the
'A' category.

    BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

    C -- A preferred stock rated C is a non-paying issue.

    D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

    NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

      Note:  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-
range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Preferred stock rating symbols and their definitions are as follows:

    aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

    a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        DESCRIPTION OF NOTE RATINGS

       Standard and Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-
term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
  --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

    The note rating symbols and definitions are as follows:

    SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+)
         designation.
    SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
    SP-3 Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc. Moody's Short-Term Loan Ratings -
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

    MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                 DESCRIPTION OF COMMERCIAL PAPER RATINGS

       Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An
S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.
Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Corporation commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by
(1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation;
capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree.
The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

      Fitch Ratings-National Short-term Credit Ratings

    F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under
Fitch Ratings' national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

    F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

    F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

    B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

    C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    D-Indicates actual or imminent payment default.

    Notes to Short-term national rating:

    + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

    Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                         PART C. OTHER INFORMATION

Item 23: Exhibits:

  (a)    Articles of Incorporation:

  (a)(1) Amended and Restated Declaration of Trust dated December 10,
         1992, filed with Post-Effective Amendment No. 102 and
         incorporated by reference herein

  (a)(2) Redesignation of Shares of Beneficial Interest and Establishment
         and Designation of Additional Series and Classes of Shares of
         Beneficial Interest (No Par Value) filed with Post-Effective
         Amendment No. 102 and incorporated by reference herein

  (a)(3) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by
         reference herein

  (a)(4) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by
         reference herein

  (a)(5) Establishment and Designation of Additional Series (Ivy Emerging
         Growth Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

  (a)(6) Redesignation of Shares (Ivy Growth with Income Fund--Class A)
         and Establishment and Designation of Additional Class (Ivy Growth
         with Income Fund--Class C), filed with Post-Effective Amendment
         No. 102 and incorporated by reference herein

  (a)(7) Redesignation of Shares (Ivy Emerging Growth Fund--Class A, Ivy
         Growth Fund--Class A and Ivy International Fund--Class A), filed with Post-Effective Amendment No. 102 and incorporated by
         reference herein

  (a)(8) Establishment and Designation of Additional Series (Ivy China
         Region Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein

  (a)(9) Establishment and Designation of Additional Class (Ivy China
         Region Fund--Class B, Ivy Emerging Growth Fund--Class B, Ivy
         Growth Fund--Class B, Ivy Growth with Income Fund--Class B and
         Ivy International Fund--Class B), filed with Post-Effective
         Amendment No. 102 and incorporated by reference herein

 (a)(10) Establishment and Designation of Additional Class (Ivy
         International Fund--Class I), filed with Post-Effective Amendment
         No. 102 and incorporated by reference herein

 (a)(11) Establishment and Designation of Series and Classes (Ivy
         Latin American Strategy Fund--Class A and Class B, Ivy New
         Century Fund--Class A and Class B), filed with Post-Effective
         Amendment No. 102 and incorporated by reference herein

 (a)(12) Establishment and Designation of Series and Classes (Ivy
         International Bond Fund--Class A and Class B), filed with Post-
         Effective Amendment No. 102 and incorporated by reference herein

 (a)(13) Establishment and Designation of Series and Classes (Ivy
         Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US
         Government Securities Fund (now known as Ivy Short-Term Bond
         Fund) -- Class A and Class B), filed with Post-Effective
         Amendment No. 102 and incorporated by reference herein

 (a)(14) Redesignation of Ivy Short-Term U.S. Government Securities
         Fund as Ivy Short-Term Bond Fund, filed with Post-Effective
         Amendment No. 102 and incorporated by reference herein

 (a)(15) Redesignation of Shares (Ivy Money Market Fund--Class A and
         Ivy Money Market Fund--Class B), filed with Post-Effective
         Amendment No. 84 and incorporated by reference herein

 (a)(16) Form of Establishment and Designation of Additional Class
         (Ivy Bond Fund--Class C; Ivy Canada Fund--Class C; Ivy China
         Region Fund--Class C; Ivy Emerging Growth Fund--Class C; Ivy
         Global Fund--Class C; Ivy Growth Fund--Class C; Ivy Growth with
         Income Fund--Class C; Ivy International Fund--Class C; Ivy Latin
         America Strategy Fund--Class C; Ivy International Bond Fund--
         Class C; Ivy Money Market Fund--Class C; Ivy New Century Fund--
         Class C), filed with Post-Effective Amendment No. 84 and
         incorporated by reference herein

 (a)(17) Establishment and Designation of Series and Classes (Ivy
         Global Science & Technology Fund--Class A, Class B, Class C and
         Class I), filed with Post-Effective Amendment No. 86 and
         incorporated by reference herein

 (a)(18) Establishment and designation of Series and Classes (Ivy
         Global Natural Resources Fund--Class A, Class B and Class C; Ivy
         Asia Pacific Fund--Class A, Class B and Class C; Ivy
         International Small Companies Fund--Class A, Class B, Class C and
         Class I), filed with Post-Effective Amendment No. 89 and
         incorporated by reference herein

 (a)(19) Establishment and designation of Series and Classes (Ivy
         Pan-Europe Fund--Class A, Class B and Class C), filed with Post-
         Effective Amendment No. 92 and incorporated by reference herein

 (a)(20) Establishment and designation of Series and Classes (Ivy
         International Fund II--Class A, Class B, Class C and Class I),
         filed with Post-Effective Amendment No. 94 and incorporated by reference herein

 (a)(21) Form of Establishment and Designation of Additional Class
         (Ivy Asia Pacific Fund--Advisor Class; Ivy Bond Fund--Advisor
         Class; Ivy Canada Fund--Advisor Class; Ivy China Region Fund--
         Advisor Class; Ivy Emerging Growth Fund--Advisor Class; Ivy
         Global Fund--Advisor Class; Ivy Global Natural Resources Fund--
         Advisor Class; Ivy Global Science & Technology Fund--Advisor
         Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income
         Fund--Advisor Class; Ivy International Bond Fund--Advisor Class;
         Ivy International Fund II--Advisor Class; Ivy International Small
         Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--
         Advisor Class; Ivy New Century Fund--Advisor Class; Ivy Pan-
         Europe Fund--Advisor Class), filed with Post-Effective Amendment
         No. 96 and incorporated by reference herein

 (a)(22) Redesignations of Series and Classes (Ivy Emerging Growth
         Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century
         Fund redesignated as Ivy Developing Nations Fund; and, Ivy Latin
         America Strategy Fund redesignated as Ivy South America Fund), filed with Post-Effective Amendment No. 97 and incorporated by reference herein

 (a)(23) Redesignation of Series and Classes and Establishment and
         Designation of Additional Class (Ivy International Bond Fund
         redesignated as Ivy High Yield Fund; Class I shares of Ivy High
         Yield Fund established), filed with Post-Effective Amendment No.
         98 and incorporated by reference herein

 (a)(24) Establishment and designation of Series and Classes (Ivy US
         Blue Chip Fund--Class A, Class B, Class C, Class I and Advisor
         Class), filed with Post-Effective Amendment No. 101 and
         incorporated by reference herein

 (a)(25) Redesignation of Series and Classes (Ivy High Yield Fund
         redesignated as Ivy International Strategic Bond Fund) filed with
         Post-Effective Amendment No. 110 and incorporated by reference herein

 (a)(26) Establishment and designation of Series and Classes (Ivy
         European Opportunities Fund -- Class A, Class B, Class C, Class I
         and Advisor Class) filed with Post-Effective Amendment No. 110 and incorporated by reference herein

 (a)(27) Establishment and designation of Series and Classes (Ivy
         Cundill Value Fund -- Class A, Class B, Class C, Class I and
         Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein

 (a)(28) Establishment and designation of Series and Classes Ivy Next
         Wave Internet Fund -- Class A, Class B, Class C, Class I and
         Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein

 (a)(29) Establishment and Designation of Additional Class (Ivy
         International Fund--Advisor Class), filed with Post-Effective
         Amendment No. 119 and incorporated by reference herein

 (a)(30) Redesignation of Series of Shares of Beneficial Interest and
         Redesignation of Classes of Shares of Beneficial Interest (Ivy
         Next Wave Internet Fund redesignated as Ivy International Growth
         Fund) filed with Post-Effective Amendment No. 118 and
         incorporated by reference herein

 (a)(31) Redesignation of Series of Shares of Beneficial Interest and
         Redesignation of Classes of Shares of Beneficial Interest (Ivy
         Developing Nations Fund redesignated as Ivy Developing Markets
         Fund) filed with Post-Effective Amendment No. 119 and
         incorporated by reference herein

 (a)(32) Redesignation of Series of Shares of Beneficial Interest and
         Redesignation of Classes of Shares of Beneficial Interest (Ivy
         China Region Fund redesignated as Ivy Pacific Opportunities Fund)
         filed with Post-Effective Amendment No. 119 and incorporated by reference herein

 (a)(33) Redesignation of Series of Shares of Beneficial Interest and
         Redesignation of Classes of Shares of Beneficial Interest (Ivy
         International Fund II redesignated as Ivy International Value
         Fund) filed with Post-Effective Amendment No. 119 and
         incorporated by reference herein

 (a)(34) Abolition of Series of Shares of Beneficial Interest (Ivy
         Growth With Income Fund, Ivy Pan-Europe Fund, Ivy South America
         Fund) filed with Post-Effective Amendment No. 119 and
         incorporated by reference herein

 (a)(35) Redesignation of Series of Shares of Beneficial Interest and
         Redesignation of Classes of Shares of Beneficial Interest (Ivy
         Cundill Value Fund redesignated as Ivy Cundill Global Value Fund)
         filed with Post-Effective Amendment No. 120 and incorporated by reference herein

 (a)(36) Establishment and Designation of Additional Class (Ivy
         Cundill Global Value Fund--Class Y; Ivy European Opportunities
         Fund--Class Y; Ivy Global Natural Resources Fund--Class Y; Ivy
         International Fund--Class Y; Ivy International Value Fund--Class
         Y; Ivy Pacific Opportunities Fund--Class Y) filed with Post-
         Effective Amendment No. 124 and incorporated by reference herein

 (a)(37) Establishment and Designation of Series and Classes (Ivy
         Dividend Income Fund--Class A, Class B, Class C and Class Y)
         filed with Post-Effective Amendment No. 125 and incorporated by reference herein

  (b)    By-laws:

  (b)(1) By-Laws, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein

  (b)(2) Amendment to the By-Laws, dated April 23, 2001, filed with Post-
         Effective Amendment No. 120 and incorporated by reference herein

  (b)(3) Amendment to the By-Laws, dated December 17, 2002, filed with
         Post-Effective Amendment No. 122 and incorporated by reference herein

  (c) Instruments Defining the Rights of Security Holders:

  (c)(1) Specimen Securities for Ivy Growth Fund, Ivy Growth with Income
         Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 49 and incorporated by
         reference herein

  (c)(2) Specimen Security for Ivy Emerging Growth Fund, filed with Post-
         Effective Amendment No. 70 and incorporated by reference herein

  (c)(3) Specimen Security for Ivy China Region Fund, filed with Post-
         Effective Amendment No. 74 and incorporated by reference herein

  (c)(4) Specimen Security for Ivy Latin American Strategy Fund, filed with Post-Effective Amendment No. 75 and incorporated by
         reference herein

  (c)(5) Specimen Security for Ivy New Century Fund, filed with Post-
         Effective Amendment No. 75 and incorporated by reference herein

  (c)(6) Specimen Security for Ivy International Bond Fund, filed with
         Post-Effective Amendment No. 76 and incorporated by reference herein

  (c)(7) Specimen Securities for Ivy Bond Fund, Ivy Canada Fund, Ivy
         Global Fund, and Ivy Short-Term U.S. Government Securities Fund,
         filed with Post-Effective Amendment No. 77 and incorporated by reference herein

  (d)    Investment Advisory Contracts:

  (d)(1) Investment Advisory Agreement between Ivy Fund and Mackenzie
         Financial Corporation, filed as Exhibit (d)(12) to Post-Effective
         Amendment No. 102 and incorporated by reference herein

  (d)(2) Form of Supplement to Master Business Management and Investment
         Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy
         Pan-Europe Fund), filed as Exhibit (d)(17) to Post-Effective
         Amendment No. 94 and incorporated by reference herein

  (d)(3) Addendum to Master Business Management and Investment Advisory
         Agreement between Ivy Fund and Ivy Management, Inc. (Ivy
         Developing Nations Fund, Ivy South America Fund, Ivy US Emerging
         Growth Fund), filed as Exhibit (d)(19) to Post-Effective
         Amendment No. 98 and incorporated by reference herein

  (d)(4) Supplement to Master Business Management Agreement between Ivy
         Fund and Ivy Management, Inc. (Ivy Global Natural Resources
         Fund), filed as Exhibit (d)(37) to Post-Effective Amendment No.
         121 and incorporated by reference herein

  (d)(5) Investment Advisory Agreement between Ivy Fund and Mackenzie
         Financial Corp. (Ivy Global Natural Resources Fund), filed as
         Exhibit (d)(38) to Post-Effective Amendment No. 121 and
         incorporated by reference herein

  (d)(6) Master Business Management and Investment Advisory Agreement
         between Ivy Fund and Waddell & Reed Ivy Investment Company filed with Post-Effective Amendment No. 122 and incorporated by
         reference herein

  (d)(7) Master Business Management Agreement between Ivy Fund and Waddell
         & Reed Ivy Investment Company (Ivy Global Natural Resources
         Fund), filed with Post-Effective Amendment No. 122 and
         incorporated by reference herein

  (d)(8) Expense Limitation Agreement between Ivy Fund and Waddell & Reed
         Ivy Investment Company, filed with Post-Effective Amendment No.
         122 and incorporated by reference herein

  (d)(9) Subadvisory Agreement between Waddell & Reed Ivy Investment
         Company and Henderson Investment Management Limited (Ivy European
         Opportunities Fund and Ivy International Small Companies Fund),
         filed with Post-Effective Amendment No. 122 and incorporated by reference herein

 (d)(10) Subadvisory Agreement between Waddell & Reed Ivy Investment
         Company and Peter Cundill & Associates, Inc. (Ivy Cundill Global
         Value Fund), filed with Post-Effective Amendment No. 122 and incorporated by reference herein

 (d)(11) Investment Management Agreement between Ivy Fund and Waddell
         & Reed Ivy Investment Company (Ivy Dividend Income Fund), filed with Post-Effective Amendment No. 123 and incorporated by
         reference herein

 (d)(12) Investment Management Agreement between Ivy Fund and Waddell
         & Reed Ivy Investment Company (Ivy Balanced Fund, Ivy Bond Fund,
         Ivy International Balanced Fund, Ivy Mortgage Securities Fund,
         Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy
         Value Fund), filed with this Post-Effective Amendment

  (e)    Underwriting Contracts:

  (e)(1) Amended and Restated Distribution Agreement filed as Exhibit
         (e)(20) to Post-Effective Amendment No. 120 and incorporated by reference herein

  (e)(2) Underwriting Agreement between Ivy Fund and Ivy Funds
         Distributor, Inc. (Ivy Dividend Income Fund), filed with Post-
         Effective Amendment No. 123 and incorporated by reference herein

  (f)    Bonus or Profit Sharing Contracts:  Inapplicable

  (g)    Custodian Agreements:

  (g)(1) Custodian Agreement between Ivy Fund and UMB Bank, N.A., filed with Post-Effective Amendment No. 122 and incorporated by
         reference herein

  (g)(2) Foreign Custody Manager Delegation Agreement between Ivy Fund and
         Citibank, N.A., filed with Post-Effective Amendment No. 122 and incorporated by reference herein

  (g)(3) Revised Appendix B to Custodian Agreement between Ivy Fund and
         UMB Bank, n.a. (Ivy Dividend Income Fund), filed with Post-
         Effective Amendment No. 123 and incorporated by reference herein

  (h)    Other Material Contracts:

  (h)(1) Transfer Agency and Shareholder Services Agreement between Ivy
         Fund and Ivy Management, Inc., filed as Exhibit (h)(10) to Post-
         Effective Amendment No. 102 and incorporated by reference herein

  (h)(2) Transfer Agency Services Agreement between PFPC Inc. and Ivy
         Fund, filed as Exhibit (h)(63) to Post-Effective Amendment No.
         121 and incorporated by reference herein

  (h)(3) Master Administrative Services Agreement between Ivy Fund and
         Waddell & Reed Ivy Investment Company, filed with Post-Effective
         Amendment No. 122 and incorporated by reference herein

  (h)(4) Assignment of Master Administrative Services Agreement to Waddell
         & Reed Services Company, filed with Post-Effective Amendment No.
         122 and incorporated by reference herein

  (h)(5) Master Fund Accounting Services Agreement between Ivy Fund and
         Waddell & Reed Ivy Investment Company filed with Post-Effective
         Amendment No. 122 and incorporated by reference herein

  (h)(6) Assignment of Master Fund Accounting Services Agreement to
         Waddell & Reed Services Company, filed with Post-Effective
         Amendment No. 122 and incorporated by reference herein

  (h)(7) Administrative Services Agreement Supplement, dated April 9,
         2003, filed with Post-Effective Amendment No. 123 and
         incorporated by reference herein

  (h)(8) Shareholder Servicing Agreement between Ivy Fund and Waddell &
         Reed Services Company (Ivy Dividend Income Fund), filed with
         Post-Effective Amendment No. 123 and incorporated by reference herein

  (h)(9) Accounting Services Agreement between Ivy Fund and Waddell & Reed
         Services Company (Ivy Dividend Income Fund), filed with Post-
         Effective Amendment No. 123 and incorporated by reference herein

  (i)    Legal Opinion: Opinion and consent of counsel, filed with this Post-
         Effective Amendment  No. 126

  (j)    Consent of KPMG LLP, Independent Accountants, filed with this Post-
         Effective Amendment No. 126

  (k)    Omitted Financial Statements:  Not applicable

  (l)    Initial Capital Agreements:  Not applicable

  (m)    Rule 12b-1 Plans:

   m)(1) Form of Rule 12b-1 Related Agreement, filed as Exhibit (m)(4) to
         Post-Effective Amendment No. 102 and incorporated by reference herein

  (m)(2) Supplement to Master Amended and Restated Distribution Plan for
         Ivy Fund Class A Shares, filed as Exhibit (m)(5) to Post-
         Effective Amendment No. 102 and incorporated by reference herein

  (m)(3) Supplement to Distribution Plan for Ivy Fund Class B Shares,
         filed as Exhibit (m)(6) to Post-Effective Amendment No. 103 and
         incorporated by reference herein

  (m)(4) Supplement to Master Amended and Restated Distribution Plan for
         Ivy Fund Class A Shares, filed as Exhibit (m)(7) to Post-
         Effective Amendment No. 103 and incorporated by reference herein

  (m)(5) Supplement to Distribution Plan for Ivy Fund Class B Shares,
         filed as Exhibit (m)(8) to Post-Effective Amendment No. 103 and
         incorporated by reference herein

  (m)(6) Supplement to Master Amended and Restated Distribution Plan for
         Ivy Fund Class A Shares, filed as Exhibit (m)(9) to Post-
         Effective Amendment No. 103 and incorporated by reference herein

  (m)(7) Supplement to Distribution Plan for Ivy Fund Class B Shares,
         filed as Exhibit (m)(10) to Post-Effective Amendment No. 103 and
         incorporated by reference herein

  (m)(8) Amended and Restated Distribution Plan for Ivy Fund Class A
         Shares, filed with Post-Effective Amendment No. 122 and
         incorporated by reference herein

  (m)(9) Amended and Restated Distribution Plan for Ivy Fund Class B
         Shares, filed with Post-Effective Amendment No. 122 and
         incorporated by reference herein

 (m)(10) Amended and Restated Distribution Plan for Ivy Fund Class C
         Shares, filed with Post-Effective Amendment No. 122 and
         incorporated by reference herein

 (m)(11) Distribution and Service Plan for Ivy Dividend Income Fund
         Class A Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

 (m)(12) Distribution and Service Plan for Ivy Dividend Income Fund
         Class B Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

 (m)(13) Distribution and Service Plan for Ivy Dividend Income Fund
         Class C Shares, filed with t Post-Effective Amendment No. 123 and incorporated by reference herein

 (m)(14) Distribution and Service Plan for Ivy Dividend Income Fund
         Class Y Shares, filed with Post-Effective Amendment No. 123 and incorporated by reference herein

 (m)(15) Distribution and Service Plan for Class Y Shares, filed with
         Post-Effective Amendment No. 124 and incorporated by reference herein

  (n)    Rule 18f-3 Plans:

  (n)(1) Plan adopted pursuant to Rule 18f-3 under the Investment Company
         Act of 1940, filed with Post-Effective Amendment No. 83 and incorporated by reference herein

  (n)(2) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 85 and incorporated by reference herein

  (n)(3) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 87 and incorporated by reference herein

  (n)(4) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
          Effective Amendment No. 89 and incorporated by reference herein

  (n)(5) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 92 and incorporated by reference herein

  (n)(6) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 94 and incorporated by reference herein

  (n)(7) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 96 and incorporated by reference herein

  (n)(8) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective
         Amendment No. 98 and incorporated by reference herein (a
         corrected version of which was filed with Post-Effective
         Amendment No. 99)

  (n)(9) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective
         Amendment No. 101 and incorporated by reference herein

 (n)(10) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 110 and incorporated by reference herein

 (n)(11) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 114 and incorporated by reference herein

 (n)(12) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 117 and incorporated by reference herein

 (n)(13) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 119 and incorporated by reference herein

 (n)(14) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-
         Effective Amendment No. 120 and incorporated by reference herein

 (n)(15) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated January 21, 2003, filed with Post-Effective Amendment No. 124 and incorporated by reference herein

  (p)    Codes of Ethics:

  (p)(1) Code of Ethics of Peter Cundill & Associates, Inc., filed as
         Exhibit (p)(2) to Post-Effective Amendment No. 113 and
         incorporated by reference herein

  (p)(2) Code of Ethics of Mackenzie Financial Corporation filed as
         Exhibit (p)(3) to Post Effective Amendment No. 116 and
         incorporated by reference herein

  (p)(3) Code of Ethics of Henderson Investment Management Limited filed as Exhibit (p)(4) to Post Effective Amendment No. 116 and
         incorporated by reference herein

  (p)(6) Code of Ethics for Ivy Fund, Waddell & Reed Ivy Investment
         Company and Ivy Funds Distributor, Inc., adopted on January 21,
         2003, filed with Post-Effective Amendment No. 122 and
         incorporated by reference herein

 Item 24. Persons Controlled by or Under Common Control with the Fund:  Not applicable

 Item 25. Indemnification

 Reference is made to Article VIII of the Registrant's Amended and
 Restated Declaration of Trust, dated December 10, 1992, filed with Post-
 Effective Amendment No. 71 and incorporated by reference herein.

 Registrant undertakes to carry out all indemnification provisions of its
 Articles of Incorporation, By-Laws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September
 4, 1980) and successor releases.

 Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 Item 26. Business and Other Connections of Investment Adviser

 Information Regarding Adviser and Subadviser Under Advisory
 Arrangements. Reference is made to the Form ADV of each of Waddell &
 Reed Ivy Investment Company , the Adviser and Business Manager to
 fifteen series of the Trust, Mackenzie Financial Corporation, the adviser to Ivy Global Natural Resources Fund, Henderson Investment
 Management Limited, the subadviser to Ivy European Opportunities Fund and Ivy International Small Companies Fund, and Peter Cundill &
 Associates, Inc., the subadviser to Ivy Cundill Global Value Fund.

 The list required by this Item 26 of officers and directors of Waddell &
 Reed Ivy Investment Company, Mackenzie Financial Corporation, Henderson
 Investment Management Limited, and Peter Cundill & Associates, Inc.,
 together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to
 Schedules A and D of each firm's respective Form ADV.

 Item 27. Principal Underwriters

 (a) Ivy Funds Distributor, Inc. ("IFDI") (formerly known as Ivy
     Mackenzie Distributors, Inc.) 6300 Lamar Avenue, Shawnee Mission,
     Kansas  66202-4200, Registrant's distributor, is a subsidiary of
     Waddell & Reed Ivy Investment Company.

 (b) The information required by this Item 27 regarding each director, officer or partner of IFDI is incorporated by reference to Schedule
     A of Form BD filed by IFDI pursuant to the Securities Exchange Act of 1934.

 (c) Not applicable

 Item 28. Location of Accounts and Records

 The accounts, books and other documents required to be maintained by
 Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of:

 Mr. Theodore W. Howard and Ms. Kristen A. Richards, as officers of the
 Registrant
 6300 Lamar Avenue
 Post Office Box 29217
 Shawnee Mission KS 66201-9217

 Waddell & Reed Services Company
 6301 Glenwood
 Overland Park KS 66202

 UMB Bank, n.a.
 928 Grand Boulevard
 Kansas City MO 64106

 Item 29. Management Services:  Not applicable.

 Item 30. Undertakings:  Not applicable.

                                 NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of
Ivy Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's
Trustees as trustees and not individually and the obligations of or arising our of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That the undersigned,  IVY FUND
(hereinafter called the Corporation), and certain trustees and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER,
DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the
Securities Act of 1933 and/or the Investment Company Act of 1940, as
amended, and any rules, regulations, orders or other requirements of the
United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the
Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any
Registration Statement and to any amendment or supplement to the
Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  April 9, 2003                   /s/Henry J. Herrmann
                                       --------------------------
                                       Henry J. Herrmann, President

/s/Keith A. Tucker          Chairman of the Board       April 9, 2003
-------------------                                     -----------------
Keith A. Tucker

/s/Henry J. Herrmann        President and Trustee       April 9, 2003
--------------------                                    -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President and          April 9, 2003
--------------------        Treasurer                   -----------------
Theodore W. Howard

/s/Jarold W. Boettcher      Trustee                     April 9, 2003
--------------------                                    -----------------
Jarold W. Boettcher

/s/James D. Gressett        Trustee                     April 9, 2003
--------------------                                    -----------------
James D. Gressett

/s/Joseph Harroz, Jr.       Trustee                     April 9, 2003
--------------------                                    -----------------
Joseph Harroz, Jr.

/s/Glendon E. Johnson, Jr.  Trustee                     April 9, 2003
--------------------                                    -----------------
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz      Trustee                     April 9, 2003
--------------------                                    -----------------
Eleanor B. Schwartz

/s/Michael G. Smith         Trustee                     April 9, 2003
--------------------                                    -----------------
Michael G. Smith

/s/Edward M. Tighe          Trustee                     April 9, 2003
--------------------                                    -----------------
Edward M. Tighe

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and
State of Kansas, on the 26th day of August, 2003.

                                 IVY FUNDS

                               (Registrant)

                         By /s/ Henry J. Herrmann
                    --------------------------------
                      Henry J. Herrmann, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures               Title
    ----------                -----

/s/Keith A. Tucker*           Chairman of the Board    August 26, 2003
----------------------                                 ------------------
Keith A. Tucker

/s/Henry J. Herrmann*         President and Trustee    August 26, 2003
----------------------                                 ------------------
Henry J. Herrmann

/s/Theodore W. Howard         Vice President and       August 26, 2003
--------------------          Treasurer                -----------------
Theodore W. Howard

/s/Jarold W. Boettcher*       Trustee                  August 26, 2003
--------------------                                   -----------------
Jarold W. Boettcher

/s/James D. Gressett*         Trustee                  August 26, 2003
--------------------                                   -----------------
James D. Gressett

/s/Joseph Harroz, Jr.*        Trustee                  August 26, 2003
--------------------                                   -----------------
Joseph Harroz, Jr.

/s/Glendon E. Johnson, Jr.*   Trustee                  August 26, 2003
--------------------                                   -----------------
Glendon E. Johnson, Jr.

/s/Eleanor B. Schwartz*       Trustee                  August 26, 2003
--------------------                                   -----------------
Eleanor B. Schwartz

/s/Michael G. Smith*          Trustee                  August 26, 2003
--------------------                                   -----------------
Michael G. Smith

/s/Edward M. Tighe*           Trustee                  August 26, 2003
--------------------                                   -----------------
Edward M. Tighe

*By: /s/Kristen A. Richards
     --------------------------------
     Kristen A. Richards
     Attorney-in-Fact

ATTEST: /s/Daniel C. Schulte
        ---------------------------
        Daniel C. Schulte
        Assistant Secretary